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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
HENRY SCHEIN, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 25, 2004

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Henry Schein, Inc. (the "Company"), to be held at 10:00 a.m., on Tuesday, May 25, 2004 at The Mark Hotel, 25 East 77th Street, New York, New York.

        The Annual Meeting will be held for the following purposes:

  1.
  To consider the election of 14 directors of the Company for terms expiring in 2005.

  2.
  To consider and act upon a proposal to amend and restate the Company's 1994 Stock Option Plan to increase the number of shares issuable under the plan and to permit the grant of discretionary awards of restricted stock and stock appreciation rights.

  3.
  To consider and act upon a proposal to amend the Company's 1996 Non-Employee Director Stock Incentive Plan to increase the number of shares issuable under the plan and to extend the date for termination of the plan.

  4.
  To adopt the Henry Schein, Inc. 2004 Employee Stock Purchase Plan.

  5.
  To consider the ratification of the selection of BDO Seidman, LLP as the Company's independent certified public accountants for the fiscal year ending December 25, 2004.

  6.
  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

        Only stockholders of record at the close of business on April 15, 2004 are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

        You may vote in person or by proxy. You may cast your vote by signing and dating the enclosed proxy exactly as your name appears thereon and promptly returning it in the envelope provided, which requires no postage if mailed in the United States. You also have the option to vote by proxy via the Internet or toll-free touch-tone telephone.

        Instructions to vote via the internet or by telephone are listed on your proxy card or on the information forwarded by your bank or broker. These procedures are designed to authenticate your identity as a shareholder and to allow you to confirm that your instructions have been properly recorded. If you vote over the Internet, you may incur costs that you will be responsible for such as telephone and Internet access charges. The Internet and telephone voting facilities will close at 5:00 p.m. Eastern Standard Time on May 24, 2004.

        You may revoke your proxy by voting in person at the meeting, by written notice to the Secretary, or by executing and delivering a later-dated proxy via the Internet, by telephone or by mail, prior to the closing of the polls. Attendance at the meeting does not in itself constitute revocation of a proxy. All shares that are entitled to vote and are represented by properly completed proxies timely received and not revoked will be voted as you direct. If no direction is given, the proxies will be voted as the Board of Directors recommends.

        Whether or not you expect to attend the meeting in person, your vote is very important. Please cast your vote regardless of the number of shares you hold. I believe that you can be proud, excited and confident to be a stockholder of Henry Schein. I look forward to discussing our plans for Henry Schein's future at the Annual Meeting, and I hope to see you there.

                      STANLEY M. BERGMAN
                      Chairman, Chief Executive Officer
                              and President

Melville, New York
April 27, 2004

HENRY SCHEIN, INC.
135 DURYEA ROAD
MELVILLE, NEW YORK 11747

PROXY STATEMENT

        The Board of Directors of Henry Schein, Inc. (the "Company") has fixed the close of business on April 15, 2004 as the record date for determining the holders of the Company's common stock, par value $0.01, entitled to notice of, and to vote at, the 2004 Annual Meeting of Stockholders (the "Annual Meeting"). As of that date, 44,285,295 shares of common stock were outstanding, each of which entitles the holder of record to one vote. The Notice of Annual Meeting, this Proxy Statement and the enclosed form of proxy are being mailed to stockholders of record of the Company on or about April 27, 2004. A copy of the Company's 2003 Annual Report to Stockholders is being mailed with this Proxy Statement, but is not incorporated herein by reference.

        At the Annual Meeting, abstentions will be counted as votes cast on proposals presented to stockholders, but broker non-votes will not be considered votes cast and the shares represented by broker non-votes with respect to any proposal will be considered present but not eligible to vote on such proposal. Abstentions and broker non-votes will have no effect on the election of directors (Proposal 1), which is by plurality vote, but abstentions will, in effect, be votes against the amendment and restatement of the Company's Amended and Restated 1994 Stock Option Plan (Proposal 2), against the amendment of the Company's Amended and Restated 1996 Non-Employee Director Stock Incentive Plan (Proposal 3), against the approval of the Henry Schein, Inc. 2004 Employee Stock Purchase Plan (Proposal 4) and against the ratification of the selection of independent public accountants (Proposal 5), as these items require the affirmative vote of a majority of the shares present and eligible to vote on such items.

        The Company has engaged Innisfree M&A Incorporated at a cost of $12,500, plus reasonable costs and expenses, to act as proxy solicitor in connection with the Annual Meeting. The expense of this proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone or other means by directors or employees of the Company or its subsidiaries without additional compensation. The Company will reimburse brokerage firms and other nominees, custodians and fiduciaries for costs incurred by them in mailing proxy materials to the beneficial owners of shares held of record by such persons.

        The enclosed proxy is solicited by the Board of Directors of the Company. It may be revoked at any time prior to its exercise by giving written notice of revocation to the Secretary of the Company at Henry Schein, Inc., 135 Duryea Road, Melville, New York 11747, by executing a subsequent proxy and delivering it to the Secretary of the Company or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table presents certain information regarding beneficial ownership of the Company's common stock as of April 15, 2004 by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, (iii) each nominee for director of the Company, (iv) the Company's Chief Executive Officer and each of the other four most highly paid executive officers (based on salary and bonus for fiscal 2003) serving as of December 27, 2003 (the "Named Executive Officers") and (v) all directors and executive officers as a group. Unless otherwise indicated, each person in the table has sole voting and dispositive power as to the shares shown as being beneficially owned by such person.

	Shares Beneficially Owned
Names and Addresses (1)	Number	Percent of Class
Stanley M. Bergman (2)	658,140	1.5%
Marvin H. Schein (3)	51,746	*
Irving Shafran and Judith Shafran, as Trustees (4)	750,000	1.7%
Barry J. Alperin (5)	31,167	*
Gerald A. Benjamin (6)	86,600	*
James P. Breslawski (7)	157,455	*
Pamela Joseph	128,870	*
Donald J. Kabat (8)	30,167	*
Mark E. Mlotek (9)	66,448	*
Steven Paladino (10)	135,788	*
Michael Racioppi (11)	71,348	*
Philip A. Laskawy (12)	11,167	*
Norman S. Matthews (13)	11,367	*
Dr. Louis W. Sullivan (14)	3,334	*
Dr. Margaret A. Hamburg	500	*
T. Rowe Price Associates, Inc. (15)	3,856,300	8.7%
Putnam, LLC (16)	2,494,330	5.6%
Putnam Investment Management, LLC (17)	2,351,600	5.3%
Neuberger Berman, Inc. (18)	2,720,706	6.1%
FMR Corp. (19)	2,499,548	5.6%
Directors and Executive Officers as a Group (18 persons) (20)	2,301,814	5.2%

*
Represents less than 1%.

(1)
Unless otherwise indicated, the address for each person is c/o Henry Schein, Inc., 135 Duryea Road, Melville, New York 11747.

(2)
Represents (i) 14,414 shares that Mr. Bergman owns directly and over which he has sole voting and dispositive power, (ii) 1,788 shares of the Company held in a 401(k) account and (iii) 641,938 shares over which Marion Bergman, Mr. Bergman's wife, Lawrence O. Sneag and/or Mr. Bergman's sons have sole or shared voting and dispositive power as trustee or co-trustee under certain trusts established by Mr. Bergman for his benefit, the benefit of his family members or the benefit of certain other persons. Of the 658,140 shares attributed to Mr. Bergman, he disclaims beneficial ownership with respect to 1,920 shares held in trust by his sons for the benefit of the Greenidge family.

(3)
Includes 1,746 shares of the Company held in a 401(k) account.

(4)
Represents shares held in a trust established by Pamela Schein, of which Mr. Shafran and Ms. Shafran are co-trustees. Mr. Shafran and Ms. Shafran, as trustees, have the power to vote and dispose of such shares. Ms. Schein has the power to vote and dispose of such shares upon her revocation of the trust.

(5)
Includes outstanding options to purchase 29,167 shares that either are exercisable or will become exercisable within 60 days.

(6)
Includes outstanding options to purchase 79,508 shares that either are exercisable or will become exercisable within 60 days and 1,432 shares of the Company held in a 401(k) account.

(7)
Includes outstanding options to purchase 67,167 shares that either are exercisable or will become exercisable within 60 days and 1,486 shares of the Company held in a 401(k) account.

(8)
Includes outstanding options to purchase 29,167 shares that either are exercisable or will become exercisable within 60 days.

(9)
Represents 2,012 shares owned by family members, options to purchase 63,658 shares that either are exercisable or will become exercisable within 60 days and 778 shares of the Company held in a 401(k) account.

(10)
Includes outstanding options to purchase 128,000 shares that either are exercisable or will become exercisable within 60 days and 1,428 shares of the Company held in a 401(k) account.

(11)
Represents outstanding options to purchase 70,031 shares that either are exercisable or will become exercisable in 60 days and 1,317 shares of the Company held in a 401(k) account.

(12)
Represents 2,000 shares owned indirectly and outstanding options to purchase 9,167 shares that either are exercisable or will become exercisable within 60 days.

(13)
Includes outstanding options to purchase 9,167 shares that either are exercisable or will become exercisable within 60 days.

(14)
Represents outstanding options to purchase shares that either are exercisable or will become exercisable within 60 days.

(15)
The principal office of T. Rowe Price Associates, Inc. ("Price Associates") is 100 East Pratt Street, Baltimore, Maryland 21202. These securities are owned by various individual and institutional investors for which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Price Associates disclaims beneficial ownership of such securities. The foregoing information regarding the stock holdings of Price Associates and its affiliates is based on an amended Schedule 13G filed by Price Associates with the Securities and Exchange Commission (the "SEC") on February 11, 2004.

(16)
The principal office of Putnam, LLC is One Post Office Square, Boston, Massachusetts 02109. The foregoing information regarding the stock holdings of Putnam, LLC and its affiliates is based on an amended Schedule 13G filed by Putnam, LLC with the SEC on February 13, 2004.

(17)
The principal office of Putnam Investment Management, LLC is One Post Office Square, Boston, Massachusetts 02109. The foregoing information regarding the stock holdings of Putnam Investment Management, LLC and its affiliates is based on an amended Schedule 13G filed by Putnam Investment Management, LLC with the SEC on February 13, 2004.

(18)
The principal office of Neuberger Berman, Inc. is 605 Third Ave., New York, New York 10158-3698. The foregoing information regarding the stock holdings of Neuberger Berman, Inc. and its affiliates is based on an amended Schedule 13G filed by Neuberger Berman, Inc. with the SEC on February 13, 2004.

(19)
The principal office of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109. The foregoing information regarding the stock holdings of FMR Corp. and its affiliates is based on an amended Schedule 13G filed by FMR Corp. with the SEC on February 13, 2004.

(20)
Includes (i) all shares described in the table held by the Directors and the Named Executive Officers, (ii) all options to purchase shares held by the Directors and the Named Executive Officers described in the preceding notes (5) through (14) and (iii) options to purchase 97,604 shares that either are exercisable or will become exercisable within 60 days and 7,700 shares that are held by executive officers that are not Named Executive Officers, 2,914 of which are held in a 401(k) account.

Related Party Transactions

        Lehman Brothers Inc. and its affiliates have from time to time provided investment banking and commercial banking services to us and have received customary fees in connection with those services. Lehman Brothers Inc., an affiliate of Neuberger Berman Inc., one of our principal stockholders, has provided investment banking services as our financial advisor in connection with our proposed acquisition of demedis GmbH ("demedis") and Euro Dental Holding GmbH ("EDH"). Affiliates of Lehman Brothers Inc., along with other lenders, have committed to provide up to $150 million in financing for our proposed acquisition of demedis and EDH.

PROPOSAL 1
ELECTION OF DIRECTORS

        Fourteen directors are to be elected at the Annual Meeting to serve until the 2005 Annual Meeting of Stockholders and until their successors are elected and qualified. Directors will be elected by plurality vote. The Board of Directors has approved the persons named below as nominees and the enclosed proxy, if executed and returned, will be voted for the election of all of such persons except to the extent the proxy is specifically marked to withhold such authority with respect to one or more of such persons as provided in the proxy. All of the nominees for director currently serve as directors and were elected by the stockholders at the 2003 Annual Meeting, except Dr. Hamburg who was appointed to the Company's Board of Directors in 2003. All of the nominees have consented to be named and, if elected, to serve. In the event that any of the nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies may be voted in the discretion of the persons acting pursuant to the proxy for the election of other nominees. Set forth below is certain information concerning the nominees:

Name	Age	Position
Stanley M. Bergman	54	Chairman, Chief Executive Officer, President and Director
Gerald A. Benjamin	51	Executive Vice President, Chief Administrative Officer and Director
James P. Breslawski	50	Executive Vice President, President U.S. Dental and Director
Mark E. Mlotek	48	Executive Vice President—Corporate Business Development Group and Director
Steven Paladino	47	Executive Vice President, Chief Financial Officer and Director
Barry J. Alperin	63	Director
Pamela Joseph	61	Director
Donald J. Kabat	68	Director
Marvin H. Schein	62	Director
Irving Shafran	60	Director
Philip A. Laskawy	63	Director
Norman S. Matthews	71	Director
Dr. Louis W. Sullivan	71	Director
Dr. Margaret A. Hamburg	49	Director

        STANLEY M. BERGMAN has been Chairman, Chief Executive Officer and President of the Company since 1989 and a director of the Company since 1982. Mr. Bergman held the position of Executive Vice President of the Company from 1985 to 1989, and Vice President of Finance and Administration of the Company from 1980 to 1985. Mr. Bergman is a certified public accountant.

        GERALD A. BENJAMIN has been Executive Vice President and Chief Administrative Officer of the Company since 2000 and a director of the Company since September 1994. Prior to that time, Mr. Benjamin had been serving as Senior Vice President of Administration and Customer Satisfaction

since 1993. Mr. Benjamin was Vice President of Administration and Customer Satisfaction from 1992 to 1993, Vice President of Distribution Operations of the Company from 1990 to 1992 and Director of Materials Management from 1988 to 1990. Before joining the Company in 1988, Mr. Benjamin was employed for 13 years in various management positions at Estee Lauder, where his last position was Director of Materials Planning and Control.

        JAMES P. BRESLAWSKI has been Executive Vice President of the Company and President of Sullivan Schein Dental, the Company's U.S. Dental Division, since 1990, with primary responsibility for the U.S. Dental Group, and a director of the Company since 1990. Between 1980 and 1990, Mr. Breslawski held various positions with the Company, including Chief Financial Officer, Vice President of Finance and Administration and Controller. Mr. Breslawski is a certified public accountant.

        MARK E. MLOTEK has been Executive Vice President of the Company with responsibility for the Corporate Business Development Group since February 2004. From February 2000 until February 2004, Mr. Mlotek was Senior Vice President of the Corporate Business Development Group. From 1994 to February 2000, he was Vice President, General Counsel and Secretary. Mr. Mlotek became a director of the Company in September 1995. Prior to joining the Company, Mr. Mlotek was a partner in the law firm of Proskauer Rose LLP, specializing in mergers and acquisitions, corporate reorganizations and tax law from 1989 to 1994.

        STEVEN PALADINO has been Executive Vice President of the Company since February 2000, Chief Financial Officer since April 1993 and a director of the Company since December 1992. Prior to holding his current positions, Mr. Paladino served as Senior Vice President of the Company from April 1993 to February 2000. From 1990 to 1992, Mr. Paladino served as Vice President and Treasurer, and from 1987 to 1990 he served as Corporate Controller of the Company. Before joining the Company in 1987, Mr. Paladino was employed as a public accountant for seven years, most recently with the international accounting firm of BDO Seidman, LLP. Mr. Paladino is a certified public accountant.

        BARRY J. ALPERIN has been a director of the Company since May 1996. Mr. Alperin, a private consultant since August 1995, served as Vice Chairman of Hasbro, Inc. from 1990 through July 1995, as Co-Chief Operating Officer of Hasbro, Inc. from 1989 through 1990 and as Senior Vice President or Executive Vice President of Hasbro, Inc. from 1985 through 1989. Mr. Alperin served as a director of Seaman Furniture Company, Inc. from 1992 to February 2001. He currently serves as a director of K'nex Industries, Inc., The Hain Celestial Group, Inc. and K-Sea Transportation L.P.

        PAMELA JOSEPH has been a director of the Company since September 1994. For the past five years, Ms. Joseph has been a self-employed artist and is Director of MaNose Studios. Ms. Joseph is also a trustee of Alfred University.

        DONALD J. KABAT has been a director of the Company since May 1996. Mr. Kabat is the President of D.J.K. Consulting Services, Inc. and served as Chief Financial Officer of Central Park Skaters, Inc. from September 1992 to September 1995. From 1970 to 1992, Mr. Kabat was a partner in Andersen Consulting (now known as Accenture).

        MARVIN H. SCHEIN has been a director of the Company since September 1994 and has provided consulting services to the Company since 1982. Mr. Schein founded Schein Dental Equipment Corp. Prior to founding Schein Dental Equipment Corp., Mr. Schein held various management and executive positions with the Company.

        IRVING SHAFRAN has been a director of the Company since September 1994. Mr. Shafran has been an attorney in private practice for the past 30 years. From 1991 through December 1995, Mr. Shafran was a partner in the law firm of Anderson Kill Olick and Oshinsky, PC.

        PHILIP A. LASKAWY has been a director of the Company since February 2002. Mr. Laskawy joined the accounting firm of Ernst & Young in 1961 and served as a partner in the firm from 1971 to September 2001, when he retired. Mr. Laskawy served in various senior management positions at Ernst & Young including Chairman and Chief Executive Officer, to which he was appointed in 1994. Mr. Laskawy currently serves on the Board of Directors of Cap Gemini Ernst & Young, General Motors Corp., Loews Corporation and The Progressive Corporation.

        NORMAN S. MATTHEWS has been a director of the Company since February 2002. Since 1989, Mr. Matthews has worked as an independent consultant and venture capitalist. From 1978 to 1988, Mr. Matthews served in various senior management positions for Federated Department Stores, including President from 1987 to 1988. Mr. Matthews currently serves on the Board of Directors of The Progressive Corporation, Toys "R" Us, Inc., Finlay Fine Jewelry Corporation, Finlay Enterprises, Inc., Gaylan's Trading Co. and Sunoco, Inc.

        DR. LOUIS W. SULLIVAN has been a director of the Company since April 2003. Since July 2002, Dr. Sullivan has been President Emeritus of Morehouse School of Medicine in Atlanta, Georgia. From January 1993 to July 2002, Dr. Sullivan was President of Morehouse School of Medicine. From 1989 to 1993, Dr. Sullivan served as U.S. Secretary of Health and Human Services. Dr. Sullivan currently serves on the Board of Directors of Georgia Pacific Corporation, 3M Corporation, CIGNA Corporation, Bristol Myers Squibb Company, United Therapeutics Corporation and Equifax Corporation.

        DR. MARGARET A. HAMBURG has been a director of the Company since November 3, 2003. Since April 2001, Dr. Hamburg has served as Vice President of Biological Programs for the Nuclear Threat Initiative. From 1997 to 2001, Dr. Hamburg served as the Assistant Secretary for Planning and Evaluation, U.S. Department of Health and Human Services. From 1991 to 1997, Dr. Hamburg served as the Commissioner of Health for the City of New York. From 1988 to 1990, Dr. Hamburg held positions with the National Institute of Allergy & Infectious Diseases at the National Institutes of Prevention and Health Promotion, Office of the Assistant Secretary for Health and the U.S. Department of Health and Human Services. Dr. Hamburg was recommended to the Nominating and Governance Committee as a candidate for membership on the Board of Directors by the Chief Executive Officer and other members of management.

        THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE OUTSTANDING SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE ON THIS MATTER AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THE PROPOSED NOMINEES FOR DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED NOMINEES FOR DIRECTORS.

Board Meetings and Committees

        During the fiscal year ended December 27, 2003 ("fiscal 2003"), the Board of Directors held eight meetings. The Board of Directors has affirmatively determined that Messrs. Alperin, Kabat, Shafran, Laskawy, Matthews and Sullivan and Ms. Joseph and Dr. Hamburg are "independent," within the meaning of Rule 4200 of the National Association of Securities Dealers, Inc. ("NASD"). The Board of Directors has an Audit Committee, Compensation Committee, Nominating and Governance Committee and a Strategic Advisory Committee. During fiscal 2003, the Audit Committee held five meetings, the Compensation Committee held eleven meetings, the Nominating and Governance Committee held two meetings and the Strategic Advisory Committee held three meetings. During fiscal 2003, each director, other than Pamela Joseph, attended 75 percent or more of the aggregate number of meetings of the Board and committees on which such directors served. Each of the committees of the Board of Directors acts pursuant to a separate written charter adopted by the Board of Directors.

        The Audit Committee currently consists of Messrs. Alperin, Kabat and Laskawy. All of the members of the Audit Committee are independent directors within the meaning of Rule 4200 of the

NASD. The Board of Directors has determined that Philip A. Laskawy and Donald J. Kabat are "audit committee financial experts," within the meaning of the rules of the Securities and Exchange Commission and, as such, both Mr. Laskawy and Mr. Kabat satisfy the requirements of Rule 4350 of the NASD.

        The Audit Committee oversees (i) the Company's accounting and financial reporting processes, (ii) the Company's audits and (iii) the integrity of the Company's financial statements on behalf of the Board of Directors, including the review of the Company's consolidated financial statements and the adequacy of the Company's internal controls. In fulfilling its responsibility, the Audit Committee has direct and sole responsibility, subject to stockholder approval, for the appointment, compensation, oversight and termination of the independent auditors for the purpose of preparing or issuing an audit report or related work. Additionally, the Audit Committee oversees those aspects of risk management and legal and regulatory compliance monitoring processes, which may impact the Company's financial reporting. The Audit Committee meets at least four times each year and periodically meets separately with the Company's management, internal auditors and the independent certified public accountants to discuss the results of their audit of the Company's consolidated financial statements, their evaluation of the Company's internal controls, the overall quality of the Company's financial reporting, the Company's critical accounting policies and to review and approve any related party transactions. The Company maintains procedures for the receipt, retention and the handling of complaints, which the Audit Committee established. A more complete description of the Audit Committee's functions is provided in its Charter, a copy of which is attached as Exhibit A to this Proxy Statement and is available on the Company's Internet website at www.henryschein.com.

        The Compensation Committee currently consists of Messrs. Alperin, Kabat and Matthews. Generally, the Compensation Committee reviews and approves (i) all incentive and equity-based compensation plans, including, without limitation, stock option and restricted stock plans in which officers or employees may participate, (ii) the Company's ERISA and other employee and executive benefits plans, and all related policies, programs and practices and (iii) arrangements with executive officers relating to their employment relationships with the Company, including, without limitation, compensation arrangements, employment agreements, severance agreements, supplemental pension or savings arrangements, change in control agreements and restrictive covenants. In addition, the Compensation Committee has overall responsibility for approving and evaluating the Company's compensation and benefit plans, policies and programs. All of the members of the Compensation Committee qualify as independent directors within the meaning of Rule 4200 of the NASD, "non-employee" directors within the meaning of the rules of the SEC and "outside" directors within the meaning set forth under Internal Revenue Code (the "Code") Section 162(m).

        The Nominating and Governance Committee currently consists of Messrs. Alperin, Laskawy and Sullivan. The purpose of the Nominating and Governance Committee is to identify individuals qualified to become Board members, recommend to the Board the persons to be nominated by the Board for election as directors at the annual meeting of stockholders, determine the criteria for selecting new directors and oversee the evaluation of the Board and management. In addition, the Nominating and Governance Committee reviews and reassesses the Company's corporate governance procedures and practices and recommends any proposed changes to the Board for its consideration. All of the members of the Nominating and Governance Committee are independent directors within the meaning of Rule 4200 of the NASD. The Nominating and Governance Committee operates under a formal charter which is available on the Company's Internet website at www.henryschein.com.

        The Nominating and Governance Committee will consider for nomination to the Board of Directors candidates suggested by stockholders, provided that such recommendations are delivered to the Company, together with the information required to be filed in a Proxy Statement with the SEC regarding director nominees and each such nominee's consent to serve as a director if elected, no later than the deadline for submission of stockholder proposals. The Company's policy is to consider nominations to the Board from stockholders who comply with the procedures set forth in the Company's Certificate of Incorporation relating to the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Company's Annual Meeting of Stockholders and to consider such nominations using the same criteria it applies to evaluate nominees recommended by other sources. To date, the Company has not received any recommendations from stockholders requesting that the Nominating and Governance Committee consider a candidate for inclusion among the Committee's slate of nominees in the Company's proxy statement.

        In evaluating director nominees, the Nominating and Governance Committee currently considers the following factors:

  •
  The needs of the Company with respect to the particular talents, expertise and diversity of its directors;

  •
  The knowledge, skills, reputation and experience of nominees, including experience in business or finance, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

  •
  Familiarity with businesses similar or analogous to the Company; and

  •
  Experience with accounting rules and practices, and corporate governance principles.

        The Nominating and Governance Committee may also consider such other factors as it may deem are in the best interests of the Company and its stockholders.

        The Nominating and Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Governance Committee or the Board decides not to re-nominate a member for re-election, the Nominating and Governance Committee identifies the desired skills and experience of a new nominee, and discusses with the Board suggestions as to individuals that meet the criteria.

        The Strategic Advisory Committee currently consists of Messrs. Laskawy, Matthews and Drs. Sullivan and Hamburg. The purpose of the Strategic Advisory Committee is to provide advice to the Board of Directors and to the Company's management regarding the monitoring and implementation of the Company's corporate strategic plan, as well as general strategic planning.

Stockholder Communications

        Stockholders who wish to communicate with the Board of Directors may do so by writing to the Corporate Secretary of the Company at Henry Schein, Inc., 135 Duryea Road, Melville, New York 11747. The office of the Corporate Secretary will receive the correspondence and forward it to the Chairman of the Nominating and Governance Committee or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is similarly inappropriate. Our policy is to encourage our Board members to attend the Annual Meeting of Stockholders, and a majority of our directors attended the 2003 Annual Meeting of Stockholders.

Code of Business Conduct and Ethics

        The Company has adopted a Code of Business Conduct and Ethics that applies to its Chief Executive Officer, Chief Financial Officer and Controller. The Code of Business Conduct and Ethics is posted on the Company's Internet website at www.henryschein.com, under the Corporate Information-

Corporate Governance caption. The Company intends to disclose on its website any amendment to, or waiver of, a provision of the Code of Business Conduct and Ethics that applies to the Chief Executive Officer, Chief Financial Officer or Controller.

Compensation of Directors

        Directors who are officers or employees of the Company receive no compensation for service as directors. In addition, Pamela Joseph, Marvin H. Schein and Irving Shafran receive no compensation for service as directors. Directors other than Pamela Joseph, Marvin H. Schein and Irving Shafran who are not officers or employees of the Company receive such compensation for their services as the Board of Directors may determine from time to time. In fiscal 2003, Messrs. Alperin, Kabat, Laskawy, Sullivan, Matthews and Dr. Hamburg each received a $35,000 annual retainer (other than Drs. Sullivan and Hamburg who received a pro rata portion of such retainer according to the number of months served as a Board member), an additional $2,000 for each Board meeting attended and $1,500 for each Committee meeting attended and a $5,000 retainer for service as a Committee Chairperson. On February 25, 2003, each of Messrs. Alperin, Kabat, Laskawy and Matthews received options to purchase 7,500 shares of the Company's common stock at an exercise price of $38.84 per share under the Company's Amended and Restated 1996 Non-Employee Director Stock Incentive Plan. On April 15, 2003, Dr. Sullivan received options to purchase 10,000 shares of the Company's common stock at an exercise price of $43.40 per share and on November 3, 2003, Dr. Hamburg received options to purchase 10,000 shares of the Company's common stock at an exercise price of $64.30 per share, both under the Company's Amended and Restated 1996 Non-Employee Director Stock Incentive Plan.

        Starting in January 2004, non-employee directors are eligible to defer all or a portion of certain "eligible director fees" under our Non-Employee Director Deferred Compensation Plan in the form of cash and are deemed to be invested in our common stock in the form of a unit measurement, called a "phantom share." A phantom share is the equivalent to one share of our Common Stock. Shares of our common stock available for issuance under the Non-Employee Director Deferred Compensation Plan are funded from shares of our common stock that are available under our 1996 Non-Employee Director Stock Incentive Plan, and such an award under the Non-Employee Director Deferred Compensation Plan constitutes an "Other Stock-Based Award" under the 1996 Non-Employee Director Stock Incentive Plan.

PROPOSAL 2
AMENDMENT AND RESTATEMENT OF
1994 STOCK OPTION PLAN

        The Company maintains the Henry Schein, Inc. 1994 Stock Option Plan, as previously amended (the "1994 Option Plan"), for the benefit of key employees and consultants of the Company and its subsidiaries. On April 21, 2004, the Board of Directors unanimously approved an amendment and restatement of the 1994 Option Plan, subject to stockholder approval at the 2004 Annual Meeting, to (i) increase the number of shares of common stock issuable under the 1994 Option Plan by 1,500,000 shares, or approximately 3.4% of the currently outstanding shares of common stock; (ii) provide the flexibility to grant discretionary awards of restricted stock and stock appreciation rights to key employees and consultants; and (iii) make available 1,050,000 shares for the grant of restricted stock out of the maximum aggregate number of shares available under the 1994 Option Plan. The Board of Directors believes that it is desirable to increase the total number of shares available under the 1994 Option Plan and to provide flexibility to grant restricted stock and stock appreciation rights in order to attract, motivate and retain key employees of, and consultants to, the Company and its subsidiaries, including key employees of corporations or businesses that are acquired by the Company. If the amendment and restatement of the 1994 Option Plan is approved by stockholders at the 2004 Annual Meeting, the 1994 Option Plan will be referred to as the Henry Schein, Inc. 1994 Stock Incentive Plan.

        As of April 15, 2004, 4,668,147 stock options were granted but unexercised under all of the Company's stock plans. The weighted average value of these awards was $43.1962 per share, and the weighted average life was 7.6 years. Also as of April 15, 2004, 889,243 shares were available for future grant under the 1994 Option Plan and 50,000 shares were available for future grant under the 1996 Non-Employee Director Stock Incentive Plan (excluding any shares that may become available as a result of the expiration or termination without exercise of currently outstanding awards). The 1994 Option Plan and the 1996 Non-Employee Director Stock Incentive Plan are the only plans that are currently active from which shares will be issued (other than the Company's 2004 Employee Stock Purchase Plan).

        Currently, the maximum number of shares of common stock that may be issued pursuant to the exercise of options granted under the 1994 Option Plan is 8,579,635 (subject to antidilution adjustments). As of April 15, 2004, options to purchase 4,343,972 shares were outstanding under the 1994 Option Plan. Options to purchase an additional 149,175 shares of common stock that were not issued under the 1994 Option Plan were outstanding as of April 15, 2004. These non-plan options represent options that had been issued by public companies acquired by the Company and were assumed by the Company that converted into options to purchase shares of common stock of the Company.

        The following description of the 1994 Option Plan, as amended and restated, is a summary of its principal provisions and is qualified in its entirety by reference to the 1994 Option Plan, as amended and restated, a copy of which is attached hereto as Exhibit B.

Description of the 1994 Option Plan

        The purpose of the 1994 Option Plan is to enable the Company and its designated subsidiaries to attract, retain and motivate key employees and consultants who are important to the success and growth of the Company, and to create a mutuality of interest between such individuals and the stockholders of the Company by granting such individuals options to purchase common stock and, if approved by stockholders, shares of restricted stock and stock appreciation rights. The 1994 Option Plan defines "consultant" as any natural person (or any wholly owned corporate alter ego of any natural person) who is not an employee of the Company and who provides key consulting or advisory services to the Company, excluding services in connection with the offer and sale of securities in a capital raising transaction. Under the 1994 Option Plan, as currently in effect, a maximum of 237,897 shares of common stock are authorized for issuance pursuant to the exercise of Class A Options granted under the 1994 Option Plan, and an aggregate of 8,341,738 shares of common stock are authorized for issuance pursuant to the exercise of Class B options and stock appreciation rights, subject, in each case, to antidilution adjustments. Of that total, if this proposal is approved by stockholders, a maximum of 1,050,000 shares of common stock may be subject to awards of restricted stock, subject to antidilution adjustments. Class A Options to purchase an aggregate of 5,000 shares of common stock at an exercise price of $4.21 per share were outstanding as of April 15, 2004, and Class B Options to purchase an aggregate of 4,338,972 shares of common stock with a weighted average exercise price of $43.9977 per share were outstanding as of such date. No new Class A Options may be issued. If Class B Options or stock appreciation rights are canceled, expire or terminate unexercised, however, the shares of common stock covered by such awards are again available for the grant of options and stock appreciation rights under the 1994 Option Plan. If restricted stock is forfeited for any reason, the number of forfeited shares will again be available for the purposes of awards under the 1994 Option Plan. If a tandem stock appreciation right or a limited stock appreciation right (as described below) is granted in tandem with an option, such grant will only apply once against the maximum number of shares of common stock that may be issued under the 1994 Option Plan. In addition, to the extent permitted by applicable law, if common stock has been exchanged by a participant as full or partial payment to the Company for exercise price or for required withholding, or if the number of shares of common stock otherwise deliverable to a participant has been reduced for payment of exercise price or for required withholding, such exchanged or reduced shares will be available for grant under the 1994 Option Plan. Both incentive stock options and nonqualified stock options may be issued under the 1994 Option Plan, however consultants are not eligible to receive incentive stock options.

        Except as noted in the next sentence, the maximum number of shares of common stock with respect to which options and stock appreciation rights may be granted under the 1994 Option Plan to any participant in any fiscal year cannot exceed 100,000 shares. To the extent that the number of shares with respect to which a participant is granted awards during any fiscal year is less than the maximum number of shares for which awards are permitted to be granted to such participant during such fiscal year, the number of shares of common stock available for such awards to such participant in the next fiscal year is automatically increased by the number of such shares as to which such awards were not granted.

        The 1994 Option Plan may be administered by the Company's Board of Directors or by a committee (or subcommittee) of two or more directors appointed by the Board (the "Committee"), each of whom qualifies as a nonemployee director within the meaning of Rule 16b-3 promulgated under the Exchange Act, an outside director within the meaning of Section 162(m) of the Code and an "independent director" within the meaning of NASD Rule 4200(a)(15). The 1994 Option Plan is currently administered by the Compensation Committee. The Committee has the full authority and discretion, subject to the terms of the 1994 Option Plan, to determine those individuals who are eligible to be granted awards and the amount and type of awards. The terms and conditions of specific awards are set forth in written award agreements between the Company and the participant. No award shall be granted under the 1994 Option Plan on or after September 30, 2009, but awards granted prior to such date may extend beyond that date.

        The 1994 Option Plan provides that it may be amended by the Company's Board of Directors or the Committee except that no amendment may, without the approval of stockholders of the Company, (i) increase the total number of shares of common stock which may be acquired upon exercise or vesting of awards granted under the 1994 Option Plan, (ii) change the types of employees, consultants or other advisors eligible to participate in the 1994 Option Plan, (iii) effect any change that would require stockholder approval under Section 162(m) of the Code or (iv) reduce the purchase price of an outstanding option below the fair market value of a share of common stock on the date of such amendment.

        Options granted under the 1994 Option Plan entitle the holder to purchase a specified number of shares of common stock, subject to vesting provisions, at a price set by the Committee at the time of grant, provided that the exercise price of an incentive stock option or a Class B option may not be less than 100% of the fair market value of a share of common stock on the grant date (not less than 110% in the case incentive stock options granted to owners of 10% or more of the Company's outstanding voting stock). The term of each option is specified by the Committee upon grant, but may not exceed ten years from the date of grant (five years in the case of incentive stock options granted to owners of 10% or more of the Company's outstanding voting stock). The Committee determines the time or times at which each option may be exercised. Options may become exercisable in installments, and the exercisability of options may be accelerated in some cases, including upon a change of control of the Company (as defined in the 1994 Option Plan).

        Under the 1994 Option Plan, the Committee may grant incentive stock options that qualify under Section 422 of the Code or non-qualified stock options. Incentive stock options are subject to certain requirements under the 1994 Option Plan as well as under the Code.

        A participant may elect to exercise one or more of his or her options by giving written notice to the Committee of such election at any time. The participant shall specify the number of options to be exercised and provide payment in full of the aggregate purchase price for the shares of common stock for which options are being exercised. Payment may be made (i) in cash or by check, bank draft or money order, (ii) if so permitted by the Committee, through delivery of unencumbered shares of common stock (which have been owned by such participant for such period as may be required by applicable accounting standards to avoid a charge to the Company's earnings), to the extent permitted by applicable law, a promissory note or a combination of cash and the foregoing or (iii) on such other term and conditions as may be acceptable to the Committee or as set forth in the participant's option agreement.

        If the 1994 Option Plan, as amended and restated, is approved by stockholders discretionary awards of restricted stock and stock appreciation rights may be granted to key employees or consultants either alone or in addition to options granted under the 1994 Option Plan.

        Stock appreciation rights ("SARs") may be granted either with a stock option (a tandem SAR) or independent of a stock option (a non-tandem SAR) to employees and consultants. A SAR is a right to receive a payment either in cash and/or common stock (as determined by the Committee) equal in value to the excess of the fair market value of one share of common stock on the date of exercise over the exercise price per share of the SAR. A non-tandem SAR is subject to the terms and conditions of the Plan, including, without limitation, the purchase price may not be less than 100% of the fair market value of a share of common stock on the date of grant and the post-termination exercise periods applicable to stock options are applicable (unless otherwise provided in an award agreement). Limited SARs may also be granted under the 1994 Option Plan and may be exercised only upon the occurrence of a change of control or such other events designated by the Committee.

        A tandem SAR is subject to the same terms and conditions of the related stock option, and, therefore, terminates and is no longer exercisable upon the termination or the exercise of the option granted in conjunction with the SAR and the purchase price may not be less than 100% of the fair market value of a share of common stock on the date of grant. The term of each non-tandem SAR will be fixed by the Committee, but, in any event, will not be in excess of 10 years from the date of grant. Tandem SARs may be exercised only at the times and to the extent that the options to which they relate are exercisable, and the Committee determines at grant when non-tandem SARs are exercisable.

        The Committee will determine the key employees and consultants to whom, and the time or times at which, grants of restricted stock will be made, the number of shares to be awarded, the purchase price (if any) to be paid, the time or times at which such awards may be subject to forfeiture (if any), the vesting schedule (if any) and rights to accelerated vesting and all other terms and conditions of the restricted stock. The Committee may condition the grant or vesting of restricted stock upon the attainment of specified performance targets or such other factors as the Committee may determine. Awards of restricted stock granted under the 1994 Option Plan may or may not be intended to comply with the "performance-based" compensation exception under Section 162(m) of the Code. Awards of restricted stock may be granted in the form of restricted stock units, which grant will contain such terms and conditions as the Committee determines at grant or thereafter, subject to the terms of the 1994 Option Plan.

        Awards of restricted stock that are intended to comply with the "performance-based" compensation exception under Section 162(m) of the Code, will be granted or vest based upon the attainment of pre-established objective performance goals established by the Committee by reference to one or more of the following: (i) enterprise value or value creation targets, after-tax or pre-tax profits, operational cash flow, earnings per share or earnings per share from continuing operations, net sales, revenues, net income or earnings before income tax or other exclusions, return on capital, market share or after-tax or pre-tax return on stockholder equity of the Company; (ii) the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (iii) the fair market value of the shares of the Company's common stock; (iv) the growth in the value of an investment in the Company's common stock assuming the reinvestment of dividends; (v) controllable expenses or costs or other expenses or costs of the Company; or (vi) economic value added targets based on a cash flow return on investment formula. The performance goals may be based upon the attainment of specified levels of Company or subsidiary, division, other operational unit or administrative department of the Company.

        Unless otherwise determined by the Committee at grant or thereafter, upon a participant's termination of employment or termination of consultancy (as applicable) for any reason during the relevant restriction period, all restricted stock still subject to restriction will be forfeited.

        Solely with respect to awards of restricted stock that are intended to be "performance-based" compensation under Section 162(m) of the Code, except as noted in the next sentence, the maximum number of shares of common stock with respect to which restricted stock may be granted under the 1994 Option Plan to any participant in any fiscal year cannot exceed 100,000 shares. To the extent that the number of shares with respect to which a participant is granted restricted stock during any fiscal year is less than the maximum number of shares for which awards are permitted to be granted to such participant during such fiscal year, the number of shares of common stock available for awards of restricted stock to such participant in the next fiscal year is automatically increased by the number of such shares as to which awards of restricted stock were not granted.

        Generally, awards granted under the 1994 Option Plan are not transferable by a participant other than by will or by the laws of descent and distribution, except that the Committee may provide that a non-qualified stock option is transferable to a participant's family members (as defined in the 1994 Option Plan). Upon a termination of employment or consultancy for cause (as defined in the 1994 Option Plan), any outstanding options and SARs (whether vested or unvested) are forfeited and cancelled in their entirety, and the Committee may require a participant to promptly repay to the Company (and the Company has the right to recover) any gain realized upon exercise of an option or SAR.

        As of April 15, 2004, the following outstanding options have been granted under the 1994 Option Plan to each of the Named Executive Officers, all current executive officers as a group and all other employees, respectively:

Name	Number of Shares	Weighted Average Exercise Price
James P. Breslawski	116,500	38.75
Steven Paladino	180,000	35.56
Gerald A. Benjamin	128,841	40.96
Michael Racioppi	118,030	42.19
All Executive Officers as a Group (9 people)	854,407	41.66
All Other Employees	3,489,565	44.51

Material U.S. Federal Income Tax Consequences Relating to the 1994 Option Plan

        The following discussion of the principal U.S. federal income tax consequences with respect to options under the 1994 Option Plan is based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide only a general understanding of the material federal income tax consequences (state and local tax and estate tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

        Incentive Stock Options.    Under current U.S. federal income tax laws, the grant of an incentive stock option can be made solely to employees and generally has no income tax consequences for the optionee or the Company. Options granted under the 1994 Option Plan may be designated as incentive stock options, as defined in the Code, provided that such options satisfy the Code's requirements for incentive stock options. In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to the optionee or a deduction to the Company. The sale of common stock received pursuant to the exercise of an option which satisfied all the requirements of an incentive stock option, including the holding period requirements described below, will result in a long-term capital gain or loss to the optionee equal to the difference between the amount realized on the sale and the aggregate option exercise price, and will not result in a tax deduction to the Company. To receive favorable treatment, the optionee must be an employee of the Company (or any subsidiary) at all times during the period beginning on the date of grant of the incentive stock option and ending on the day three months before the date of exercise, and the optionee must not dispose of the common stock purchased pursuant to the exercise of an option within either (i) two years from the date the option is granted, or (ii) one year from the date of exercise. Any gain or loss realized on a subsequent disposition of the shares will be treated as capital gain or loss (depending on the applicable holding period).

        In general, if the optionee does not satisfy these holding period requirements, any gain equal to the difference between the exercise price and the lesser of (i) the fair market value of the common stock at exercise or (ii) the amount realized on disposition over the exercise price, will constitute ordinary income. Any remaining gain is treated as long-term or short-term capital gain and taxed at the applicable rate, depending on the optionee's holding period for the sold stock. The Company generally will be entitled to a deduction at that time equal to the amount of ordinary income realized by the optionee, subject to the requirements of Section 162(m) of the Code.

        Non-Qualified Stock Options.    In general, an optionee will realize no taxable income upon the grant of nonqualified stock options and the Company will not receive a deduction at the time of such grant, unless the option has a readily ascertainable fair market value at the time of grant. Upon exercise of a nonqualified stock option, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price.

        The tax basis of the stock acquired upon the exercise of any option will be equal to the sum of (i) the aggregate exercise price of such option and (ii) the aggregate amount included in income with respect to such option. Any gain or loss on a subsequent sale of stock will be either long-term or short-term capital gain or loss and subject to taxation at the applicable rate, depending on the optionee's holding period for the sold stock. The Company generally will be entitled to a deduction for Federal income tax purposes at the same time and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of the option, subject to the requirements of Section 162(m) of the Code.

        Certain Other Tax Issues.    In addition, (i) any entitlement to a tax deduction on the part of the Company is subject to applicable Federal tax rules (including, without limitation, Code Section 162(m) regarding the $1,000,000 limitation on deductible compensation), (ii) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income, and (iii) in the event that the exercisability or vesting of any option is accelerated because of a change in control, such option (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes; officers and directors of the Company subject to section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their options.

        Because future awards granted under the 1994 Option Plan will be based upon prospective factors including the nature of services to be rendered by prospective key employees and officers of, advisors and independent consultants to, the Company or its affiliates, who are neither officers nor employees of the Company or its affiliates and their potential contributions to the success of the Company, actual award grants cannot be determined at this time.

        THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE VOTES CAST BY OUR STOCKHOLDERS IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE ON THE PROPOSED AMENDMENT AND RESTATEMENT AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THE PROPOSED AMENDMENT AND RESTATEMENT OF THE 1994 OPTION PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT OF THE 1994 STOCK OPTION PLAN.

PROPOSAL 3
AMENDMENT OF
1996 NON-EMPLOYEE DIRECTOR STOCK
INCENTIVE PLAN

        The Company maintains the Henry Schein, Inc. 1996 Non-Employee Director Stock Incentive Plan, as previously amended (the "1996 Director Plan"), for the benefit of directors of the Company who are not employees of the Company or its subsidiaries (the "Non-Employee Directors"). The 1996 Director Plan was subsequently amended on March 4, 2002 and April 1, 2003. The proposed amendment to the 1996 Director Plan, which was unanimously adopted by the Board of Directors on April 21, 2004, subject to stockholder approval at the Annual Meeting, would (i) increase the number of shares of common stock issuable under the 1996 Director Plan by 200,000 shares, or approximately .45% of the currently outstanding shares of common stock and (ii) extend the date for termination of the plan from March 22, 2006 until March 22, 2011. On April 21, 2004, the Board of Directors also amended the 1996 Director Plan to provide that the maximum number of shares of common stock that may be subject to other stock-based awards may not exceed 140,000, which amendment did not require stockholder approval. The Company also maintains the 2001 Non-Employee Director Stock Option Plan, as adopted on July 12, 2001 by the Board of Directors (the "2001 Director Plan"), for the benefit of directors of the Company who are not employees of the Company or its subsidiaries. There are a total of 25,000 shares available under the 2001 Director Plan for option grants, all of which have been granted.

        As of April 15, 2004, 4,668,147 stock options were granted but unexercised under all of the Company's stock plans. The weighted average value of these awards was $43.1962 per share, and the weighted average life was 7.6 years. Also as of April 15, 2004, 889,243 shares were available for future grant under the 1994 Option Plan and 50,000 shares were available for future grant under the 1996 Director Plan (excluding any shares that may become available as a result of the expiration or termination without exercise of currently outstanding awards). The 1994 Option Plan and the 1996 Director Plan are the only plans that are currently active from which shares will be issued (other than the Company's 2004 Employee Stock Purchase Plan).

        The following description of the 1996 Director Plan is a summary of its principal provisions and is qualified in its entirety by reference to the 1996 Director Plan, as amended, a copy of which is attached hereto as Exhibit C.

        The purposes of the 1996 Director Plan are to enable the Company to attract, motivate and retain Non-Employee Directors who are important to the success of the Company, and to create a mutuality of interest between the Non-Employee Directors and the stockholders by granting options to purchase common stock to the Non-Employee Directors. Under the 1996 Director Plan, each director who is not also an employee of the Company or its subsidiaries is eligible to receive non-qualified stock options to purchase shares of common stock, which are not intended to be incentive stock options under Section 422 of the Code, and other stock based awards. An other stock based award is an award of common stock and other awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, common stock. Under the 1996 Director Plan as currently in effect, a maximum of 100,000 shares of common stock are authorized for issuance pursuant to the exercise of options or the issuance of other stock based awards granted under the 1996 Director Plan, subject to antidilution adjustments. As of April 15, 2004, options to purchase an aggregate of 150,000 shares of common stock at an average exercise price of $47.1561 per share were outstanding and 50,000 shares remain available for future option grants under the 1996 Director Plan. The number of shares of common stock that may be subject to other stock-based awards granted under the 1996 Director Plan may not exceed 140,000. If any option or other stock based award is canceled, or expires or terminates unexercised (as applicable), the shares of common stock covered by such option or other stock based award shall again be available for grant under the 1996 Director Plan. In addition, the 1996 Director Plan was amended to provide that if common stock has been exchanged by a participant as full or partial payment to the Company for exercise price or for required withholding, or if the number of shares of common stock otherwise deliverable to a participant has been reduced for payment of exercise price or for required withholding, such exchanged or reduced shares will be available for grant under the 1996 Director Plan.

        The 1996 Director Plan is administered by the Compensation Committee. The Compensation Committee has the full authority and discretion, subject to the terms of the 1996 Director Plan, to determine those individuals who are eligible to be granted options and other stock based awards and the amount and type of options and other stock based awards. The terms and conditions of specific grants are set forth in written award agreements between the Company and each participant. No awards shall be granted under the 1996 Director Plan on or after the tenth anniversary of the effective date of the 1996 Director Plan (the date of its approval by the Board of Directors, March 22, 1996), but awards granted prior to such date may extend beyond such date. If this Proposal 3 is approved, the term of the 1996 Director Plan will be extended to March 22, 2011.

        The Board of Directors or the Compensation Committee may terminate the 1996 Director Plan at any time, subject to the continued effectiveness of outstanding options and other stock based awards. The Board of Directors or the Compensation Committee may also amend the 1996 Director Plan, except that no amendment may, without the approval of the stockholders, (i) increase the total number of shares of common stock that may be subject to awards under the 1996 Director Plan or (ii) change the eligibility requirements for participation in the 1996 Director Plan

        The term of each option will be specified by the Compensation Committee upon grant, but may not exceed ten years from the date of grant. The exercise price of each option granted under the 1996 Director Plan will equal 100% of the fair market value of a share of common stock on the grant date, and the terms upon which each such option granted under the 1996 Director Plan will be exercisable will be determined by the Compensation Committee. Under the 1996 Director Plan, the exercisability of options may be accelerated in certain events, including upon a Change of Control (as defined in the 1996 Director Plan). Subject to certain rights to exercise after the death, disability, retirement or termination of services (other than for cause) of the option holder or after a Change of Control, options granted under the 1996 Director Plan may be exercised only if the option holder is eligible to participate in the 1996 Director Plan on the date of exercise.

        Upon the exercise of an option, the option holder must make payment of the full exercise price, either (i) in cash, or, if permitted by the Compensation Committee, (ii) in shares of common stock (which have been owned by such participant as may be required by applicable accounting standards to avoid a charge to the Company's earnings), (iii) in a combination of cash and/or shares of common stock from the option holder or (iv) on such other terms and conditions as may be acceptable to the Compensation Committee.

        Subject to the provisions of the 1996 Director Plan, the Compensation Committee has the authority to determine the number of shares of common stock to be awarded pursuant to other stock based awards and all other conditions of such awards. Other stock based awards and any common stock covered by such awards will vest or be forfeited to the extent provided in the award agreement, as determined by the Compensation Committee. Common stock or other stock based awards purchased pursuant to a purchase right awarded under the 1996 Director Plan will be priced as determined by the Compensation Committee. The Compensation Committee may, in its discretion, permit Non-Employee Directors to defer a portion of their cash compensation in the form of other stock based awards granted under the Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company.

        Options and other stock based awards granted under the 1996 Director Plan are not transferable by a participant other than by will or by the laws of descent and distribution, except that the Compensation Committee may provide that a non-qualified stock option or other stock based award is transferable to a participant's family members (as defined in the 1996 Director Plan). Upon a termination of service for cause (as defined in the 1996 Director Plan), any outstanding options (whether vested or unvested) are forfeited and cancelled in their entirety, and the Compensation Committee may require a participant to promptly repay to the Company (and the Company has the right to recover) any gain realized upon exercise of an option.

Material U.S. Federal Income Tax Consequences Relating to the 1996 Director Plan

        The following discussion of the principal U.S. federal income tax consequences with respect to options under the 1996 Director Plan is based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide only a general understanding of the material federal income tax consequences (state and local tax and estate tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

        Directors who receive options under the 1996 Director Plan will not realize taxable income for federal income tax purposes at the time of grant, but such directors will realize ordinary income, generally six months after the date of exercise of the option, in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date income is realized over the exercise price. However, an option holder may elect pursuant to Section 83(b) of the Code, to be taxed as of the time of exercise based upon the fair market value of the acquired shares at that time. If at the time of exercise the option holder is not subject to the restrictions on purchases and sales of a corporation's securities provided by Section 16(b) of the Exchange Act, the option holder will realize ordinary income immediately upon exercise of the option on the excess of the fair market value of the securities acquired on the date of exercise over the exercise price. The Company will be entitled to a tax deduction equal to the ordinary income realized by an option holder at the time the option holder recognizes such income.

        Because future option grants under the 1996 Director Plan will be based upon prospective factors including the nature of services to be rendered by prospective directors of the Company or its affiliates, and their potential contributions to the success of the Company, actual option grants cannot be determined at this time.

        THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE VOTES CAST BY OUR STOCKHOLDERS IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE ON THE PROPOSED AMENDMENT AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THE PROPOSED AMENDMENT OF THE 1996 DIRECTOR PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT OF THE 1996 DIRECTOR PLAN.

PROPOSAL 4
APPROVAL OF THE
HENRY SCHEIN, INC. 2004 EMPLOYEE STOCK PURCHASE PLAN

        The following description of the Henry Schein, Inc. 2004 Employee Stock Purchase Plan (the "ESPP") is a summary of its principal provisions and is qualified in its entirety by reference to the ESPP, a copy of which is attached hereto as Exhibit D.

        The Company adopted the ESPP to provide employees of the Company and its designated subsidiaries with an opportunity to purchase common stock through accumulated payroll deductions on an after-tax basis. The ESPP is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Code and the provisions of the ESPP will be construed in a manner consistent with the requirements of such section.

        Under the ESPP, an aggregate of 750,000 shares of common stock may be purchased by eligible employees that become participants in the ESPP. The number of shares of common stock that may be purchased by eligible employees is subject to certain adjustments to reflect changes in the Company's capitalization.

        An employee of the Company, its designated subsidiaries or designated parent (if any) (who customarily works more than 20 hours per week and more than 5 months per year) is eligible to participate in the ESPP commencing on the first day of any offering under the ESPP after an employee submits the appropriate forms in accordance with the ESPP.

        The term "designated subsidiary" means each existing subsidiary corporation of the Company (including foreign subsidiaries that exist on the original effective date of the ESPP) and future subsidiaries that are not specifically excluded from participation by the Board in its sole discretion. Notwithstanding the foregoing, after the original effective date of the ESPP subsidiaries located in jurisdictions outside of the United States will not be considered designated subsidiaries unless specifically designated by the Board. Currently, there is no "designated parent" of the Company.

        No person will be eligible to participate in the ESPP if such person, immediately after the grant, would own common stock and/or hold options to purchase common stock, possessing five percent or more of the total combined voting power or value of all classes of common stock of the Company or subsidiary corporation, or which permits his or her rights to purchase common stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the common stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

        On January 1 and July 1 of each calendar year while the ESPP is effective, the Company will commence an offer by granting each eligible employee participating in the ESPP an option to purchase common stock on the last business day of each such semi-annual period during a calendar year. The purchase price per share of the common stock subject to an offering will be determined by the Board, but in no event will the price be less than the lesser of: (i) 85% of the fair market value of a share of common stock on the first business day of an offering period or (ii) 85% of the fair market value of a share of common stock on the last business day of the offering period. The Board may modify (but not below the aforementioned price) the purchase price upon 30 days' notice prior to the commencement of the applicable offering period.

        Subject to notice periods described in the ESPP, an eligible employee may become a participant in the ESPP by completing the appropriate form and forwarding it to his or her employer indicating the amount of the deductions to be taken from his or her pay. Deductions will generally begin on the first payroll period following the next offering date (January 1 or July 1), following appropriate notice. An eligible employee may purchase common stock through payroll deductions (on an after-tax basis) from the employee's compensation received each payroll period, up to a limit specified by the Committee, which may be expressed as a dollar amount or a percentage of an employee's compensation, but in no event will such deductions exceed 10% of an employee's compensation during an offering period. Subject to the notice periods described in the ESPP, an employee may discontinue participation in the ESPP or may increase or decrease the rate of his or her payroll deductions during an offering period. Please see Exhibit D attached hereto which contains the entire terms of the ESPP.

        On the last day of an offering period (i.e., the last business day of the applicable semi-annual period commencing on January 1 and July 1 during each calendar year), the maximum number of shares of common stock, including fractional shares, will be purchased for such participant at the applicable purchase price with the accumulated payroll deductions in the participant's account. A participant is entitled to all rights as a stockholder as soon as the shares are credited to his or her account.

        An employee's participation in the Plan will automatically cease and payroll deductions credited to a participant's account will be returned to the participant (without interest) if he or she is no longer eligible to participate in the ESPP, retires, terminates employment for any reason (other than death), or becomes a 5% owner (as defined in the ESPP). Any payroll deductions credited under the ESPP as of the date that the employee ceases to be eligible to participate in the ESPP or elects to withdraw from the ESPP will be returned to the employee.

        In the event of a participant's death, the payroll deductions accumulated in a participant's account will be used to purchase common stock in accordance with the terms of the ESPP. Accordingly, payroll deductions credited to a participant's account after the applicable offering date will be used to purchase common stock after the participant's death. In addition, deductions will be made on any compensation paid after the participant's death attributable to the participant's employment prior to his or her death and will be used to purchase common stock.

        Other rules apply in the event of a participant's "disability" or "leave of absence" (as each term is defined in the ESPP).

        The ESPP will be administered by the Compensation Committee or such other committee or subcommittee appointed by the Board. If no committee exists which has the authority to administer the ESPP, the functions of the committee will be exercised by the Board. The Compensation Committee may delegate its duties and responsibilities under the ESPP, as determined by the Compensation Committee in its sole discretion. The Compensation Committee may adopt special guidelines and provisions for persons who are residing in, or subject to the laws of, foreign jurisdictions to comply with applicable tax, securities and other applicable laws.

        The Board may at any time and for any reason terminate, freeze or amend the ESPP. Except as otherwise described in the ESPP, no termination may adversely affect any purchase right previously granted and no amendment may change any purchase right theretofore granted which adversely affects the rights of any participant. No amendment will be effective unless approved by the stockholders of the Company if stockholder approval of such amendment is required to comply with Section 423 of the Code or to comply with any other applicable law, regulation or stock exchange rule.

        Neither payroll deductions credited to a participant's account nor any rights with regard to the purchase of or right to receive shares of common stock under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as otherwise provided in the ESPP) by the participant.

        The ESPP is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The ESPP is not, nor is it intended to be, qualified under Section 401(a) of the Code.

        Because future rights to purchase common stock under the ESPP will be based upon prospective factors, including the amount of payroll deductions elected by a participant, among others, actual rights to purchase common stock under the ESPP cannot be determined at this time.

Material U.S. Federal Income Tax Consequences Relating to the ESPP

        The ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. Neither the grant of a right to purchase common stock under the ESPP nor the purchase of such common stock will have any immediate tax consequence for a participating employee. If the participating employee does not dispose of the common stock within two years from the date the right to purchase was granted to him or her or within one year from the date the common stock was purchased, upon subsequent disposition of the common stock, the participant will realize ordinary income equal to the lesser of: (i) the amount by which the fair market value of the common stock at the time the right to purchase was granted exceeded an amount equal to 85% of such fair market value (the purchase price if determined at such time); or (ii) the amount by which the fair market value of the common stock on the date of the disposition exceeded the price paid by the participant. Any further gain will be taxed at capital gains rates. No income tax deduction will be allowed to the Company with respect to common stock purchased under the ESPP by a participant provided such common stock is held for the required periods. The earlier disposition of the common stock (i.e., a "disqualifying disposition") will result in the lesser of: (i) the excess of the fair market value of the common stock at the time of purchase over the purchase price; or (ii) the excess of the fair market value of the common stock at the time of disposition over the purchase price, being treated as income and taxed at ordinary income tax rates in the year in which the disposition occurred, in which case the Company will be entitled to a corresponding deduction.

        THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE VOTES CAST BY OUR STOCKHOLDERS IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE ON THE PROPOSED PLAN AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THE HENRY SCHEIN, INC. 2004 EMPLOYEE STOCK PURCHASE PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE HENRY SCHEIN, INC. 2004 EMPLOYEE STOCK PURCHASE PLAN.

Equity Compensation Plan Table

        The following table sets forth information, as of December 27, 2003, with respect to the Company's compensation plans under which common stock is authorized for issuance:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)
Equity compensation plans approved by security holders	4,208,706	$34.12	1,986,677
Equity compensation plans not approved by security holders (1)	25,000	$40.82	0
Total	4,233,706	$34.16	1,986,677

(1)
Includes options issued pursuant to the Company's 2001 Non-Employee Director Stock Option Plan. In 2001, the Board of Directors approved the 2001 Director Plan. The 2001 Director Plan provides a means for non-employee directors to receive options to purchase the Company's common stock. The terms of the 2001 Director Plan are substantially identical to the 1996 Director Plan described above, except for the number of shares reserved for issuance and only the 1996 Director Plan provides for the discretionary grant of "other stock based awards" (in addition to options). Since the adoption of the 1996 Director Plan, the Company has only granted options to its directors and has not granted any "other stock based awards." There are no additional shares available for issuance under the 2001 Director Plan.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

        The following table sets forth information concerning annual and long-term compensation for the fiscal years ended December 27, 2003, December 28, 2002 and December 29, 2001 of the Named Executive Officers.

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Additional Compensation ($) (1)	Restricted Stock Awards ($)	Securities Underlying Options (#)	LTIP Payouts ($)	Other Compensation ($) (2)
Stanley M. Bergman Chairman, Chief Executive Officer and President	2003 2002 2001	800,000 634,000 609,000	1,250,000 1,123,242 1,087,430	62,577 55,400 24,140	— — —	— — —	— — —	58,387 45,836 44,135
James P. Breslawski Executive Vice President and President—U.S. Dental	2003 2002 2001	383,000 365,000 351,000	375,000 230,000 210,000	18,874 16,800 16,800	— — —	25,000 23,000 20,000	— — —	24,528 22,850 22,009
Steven Paladino Executive Vice President and Chief Financial Officer	2003 2002 2001	358,000 341,500 328,000	275,000 245,000 235,000	18,874 16,800 16,800	— — —	26,000 26,000 25,000	— — —	26,529 24,854 23,592
Gerald A. Benjamin Executive Vice President and Chief Administrative Officer	2003 2002 2001	355,000 338,500 325,500	275,000 245,000 220,000	18,874 16,800 16,800	— — —	25,000 23,000 22,000	— — —	27,082 25,151 23,703
Michael Racioppi President—Medical Group	2003 2002 2001	300,000 270,000 250,000	324,000 265,000 275,000	18,874 16,800 16,800	— — —	25,000 19,000 67,500	— — —	22,033 19,709 18,292

(1)
Represents (i) for Mr. Bergman in 2003, $33,890 of automobile expenses and $28,687 for the cost to the Company of providing administrative services to Mr. Bergman, (ii) for Mr. Bergman in 2002, $31,400 of automobile expenses and $24,000 for the cost to the Company of providing administrative services to Mr. Bergman, (iii) for Mr. Bergman in 2001, $24,140 of automobile expenses and (iv) for all other Named Executive Officers an automobile allowance in each year of $16,800 and a cash award in the amount of $2,074 in 2003. The payments to Mr. Bergman are pursuant to the terms of his Employment Agreement described below.

(2)
The 2001 amounts shown in this column represent (i) matching contributions under the Company's 401(k) plan of $7,875 for Mr. Bergman, $3,894 for Mr. Breslawski, $4,240 for Mr. Paladino, $4,213 for Mr. Benjamin and $3,096 for Mr. Racioppi and (ii) excess life insurance premiums and SERP contributions of $1,505 and $34,755 for Mr. Bergman, $950 and $17,165 for Mr. Breslawski, $633 and $18,719 for Mr. Paladino, $919 and $18,571 for Mr. Benjamin and $793 and $14,403 for Mr. Racioppi. The 2002 amounts shown in this column represent (i) matching contributions under the Company's 401(k) plan of $9,837 for Mr. Bergman, $4,860 for Mr. Breslawski, $5,298 for Mr. Paladino, $5,258 for Mr. Benjamin and $4,038 for Mr. Racioppi, and (ii) excess life insurance premiums and SERP contributions of $1,457 and $34,542 for Mr. Bergman, $950 and $17,040 for Mr. Breslawski, $950 and $18,606 for Mr. Paladino, $1,457 and $18,436 for Mr. Benjamin and $810 and $14,861 for Mr. Racioppi. The 2003 amounts shown in this column represent (i) matching contributions under the Company's 401(k) plan of $10,241 for Mr. Bergman, $5,053 for Mr. Breslawski, $5,516 for Mr. Paladino, $5,468 for Mr. Benjamin and $4,361 for Mr. Racioppi, and (ii) excess life insurance premiums and SERP contributions of $2,388 and $45,758 for Mr. Bergman, $1,549 and $17,926 for Mr. Breslawski, $1,470 and $19,543 for Mr. Paladino, $2,233 and $19,381 for Mr. Benjamin and $1,034 and $16,638 for Mr. Racioppi. The Company's Employee Stock Ownership Plan was merged into the 401(k) plan during the 1998 fiscal year.

Option Grants in Fiscal 2003

        The following table sets forth information with respect to the options granted during fiscal 2003 to each of the Named Executive Officers and their potential realizable value at the end of the option terms assuming specified levels of appreciation of the common stock.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees in Fiscal Year (%)
Name			Exercise or Base Price ($/Share)	Expiration Date
					5% ($)	10% ($)
James P. Breslawski	25,000	2.26	38.84	2/25/2013	610,657	1,547,524
Steven Paladino	26,000	2.35	38.84	2/25/2013	635,083	1,609,425
Gerald A. Benjamin	25,000	2.26	38.84	2/25/2013	610,657	1,547,524
Michael Racioppi	25,000	2.26	38.84	2/25/2013	610,657	1,547,524

(1)
Each of these options was granted on February 25, 2003 and becomes exercisable as to one-third of the shares subject to such options on each of the first, second and third anniversaries of the date of grant, subject to acceleration under certain circumstances.

(2)
The dollar amounts under these columns are the result of calculations at the hypothetical rates of 5% and 10% set by the SEC and are not intended to forecast possible future appreciation, if any, of the price of the Company's common stock.

Aggregated Option Exercises in Last Fiscal Year and Fiscal 2003 Year-End Option Values

        The following table summarizes the options exercised by the Named Executive Officers in fiscal 2003 and the number of all shares subject to options held by the Named Executive Officers at the end of fiscal 2003, and their value at that date if they were "in-the-money".

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options At Fiscal Year-End Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End ($) (1) Exercisable/Unexercisable
James P. Breslawski	—	—	82,000/72,000	3,325,509/1,392,754
Steven Paladino	35,200	1,400,423	102,334/77,666	4,325,034/1,540,333
Gerald A. Benjamin	45,562	1,758,060	73,072/72,666	3,048,917/1,418,758
Michael Racioppi	20,000	660,348	51,334/85,166	2,066,067/1,939,344

(1)
Represents the difference between the aggregate exercise prices of such options and the aggregate fair market value of the shares issuable upon exercise.

Employment Agreements

        The Company and Stanley M. Bergman entered into an employment agreement, dated as of January 1, 2003 (the "Employment Agreement"), providing for his continued employment as Chairman of the Board, President and Chief Executive Officer until December 31, 2005, subject to successive one-year extensions as provided in the Employment Agreement. Pursuant to the terms of Mr. Bergman's Employment Agreement, Mr. Bergman's annual base salary is $800,000. In addition, the Employment Agreement provides for incentive compensation to be determined by the Compensation Committee or the Board of Directors. The Employment Agreement also provides that Mr. Bergman will be entitled to participate in all benefit, welfare, perquisite, equity or similar plans, policies and programs generally available to the Company's senior executive officers. The Company provides Mr. Bergman with the use of an automobile and expenses related thereto and other miscellaneous benefits. If Mr. Bergman's employment with the Company is terminated: (i) by the Company without cause, (ii) by Mr. Bergman for good reason, (iii) as a result of his disability or (iv) as a result of a non-renewal of the employment term by the Company, Mr. Bergman will receive all amounts then owed to him as salary and deferred compensation and all benefits accrued and owed to him or his beneficiaries under the then applicable benefit plans, programs and policies of the Company. In addition, Mr. Bergman will receive, as severance pay, a lump sum equal to 200% of his then annual base salary plus 200% of Mr. Bergman's average annual incentive compensation paid or payable with respect to the immediately preceding three fiscal years, and a payment equal to the account balance or accrued benefit Mr. Bergman would have been credited with under each pension plan maintained by the Company if the Company had continued contributions thereunder until the expiration of the full term of the Employment Agreement, less Mr. Bergman's vested account balance or accrued benefits under each pension plan. If Mr. Bergman resigns within one year following a change in control of the Company, Mr. Bergman will receive, as severance pay, in lieu of the foregoing, 300% of his then annual base salary plus 300% of Mr. Bergman's incentive compensation paid or payable with respect to whichever of the immediately preceding two fiscal years of the Company ending prior to the date of termination was higher, and a payment equal to the account balance or accrued benefit Mr. Bergman would have been credited with under each pension plan maintained by the Company if the Company had continued contributions thereunder until the expiration of the full term of the Employment Agreement, less Mr. Bergman's vested account balance or accrued benefits under each pension plan. If the payments described in the preceding sentence or any other amounts owed to Mr. Bergman are subject to the excise tax imposed by Section 4999 of the Code, the Company will pay Mr. Bergman an additional amount such that the amount retained by him, after reduction for such excise tax, equals the amounts described in the preceding sentence prior to imposition of the excise tax. Unless the Employment Agreement is terminated for cause or pursuant to Mr. Bergman's voluntary resignation, the Company will continue the participation of Mr. Bergman and his family in the health and medical plans, policies and programs in effect with respect to senior executive officers of the Company and their families after the termination or expiration of the Employment Agreement, with coverage for Mr. Bergman and his spouse continuing until their respective deaths, and coverage for his children continuing until they reach the age of 28. Mr. Bergman is also subject to restrictive covenants while he is employed by the Company and for specified periods of time thereafter.

        The Company has entered into change in control agreements with the Named Executive Officers, other than Mr. Bergman, that provide that: (i) if the executive is employed by the Company on the change in control or (ii) if the executive's employment is terminated by the Company without cause or by the executive for good reason, in either case, within 90 days prior to a change in control or after the first public announcement of the pendency of the change in control, the Company will pay the executive an amount equal to (x) the change in control price (as defined in the agreement) multiplied by (y) a factor (ranging from 60,000 to 100,000). The Company's obligation to provide the foregoing benefit expires on December 31, 2004, unless a change in control occurs on or prior to such date, in which case, the Company's obligation will continue with respect to such change in control. The agreements also provide that if the executive's employment is terminated by the Company without cause or by the executive for good reason within two years following a change in control of the Company, the Company will pay and provide the executive with: (1) severance pay equal to 300% of the sum of the executive's then base salary and target bonus, (2) a pro rata annual incentive award at a target level for the year in which termination occurs, (3) immediate vesting of all outstanding stock options and non-qualified retirement benefits, (4) elimination of all restrictions on any restricted or deferred stock awards, (5) settlement of all deferred compensation arrangements in accordance with the applicable plan and (6) continued participation in all of the Company's welfare plans for 24 months (provided that such coverage will terminate when the executive receives substantially equivalent coverage from a subsequent employer) at the same level of participation for each executive on the termination date. Notwithstanding the foregoing, if an executive's employment is terminated by the Company without cause or by the executive for good reason, in either case, (a) within 90 days prior to a change in control or (b) after the first public announcement of the pendency of the change in control, the executive will be entitled to the benefits described above. In the event any payments to the executive become subject to the excise tax imposed by Section 4999 of the Code, the Company will pay the executive an additional amount such that the amount retained by the executive after reduction for such excise tax equals the amount to be paid to the executive prior to imposition of the excise tax.

Certain Relationships and Related Transactions

        In September 1994, the Company and Marvin Schein, a director and stockholder of the Company, amended and restated the terms of a consulting agreement (the "Consulting Agreement"), providing for Mr. Schein's consulting services to the Company from time to time with respect to the marketing of dental supplies and equipment. The Consulting Agreement provides Mr. Schein with a current compensation of $283,250 per year, which annual compensation will increase by $25,000 every fifth year. The next compensation increase is due to take effect on August 1, 2004. The Consulting Agreement also provides that Mr. Schein will participate in all benefit, compensation, welfare and perquisite plans, policies and programs generally available to either the Company's employees or the Company's senior executive officers (excluding the Company's 1994 Stock Option Plan, as amended, and the Company's 401(k) Plan) that Mr. Schein's spouse and his children (until they reach the age of 21) will be covered by the Company's health plan and that the Company will provide Mr. Schein with the use of an automobile and expenses related thereto.

Compensation Committee Interlocks and Insider Participation

        During fiscal 2003:

  •
  none of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

  •
  none of the members of the Compensation Committee entered into (or agreed to enter into) any transaction or series of transactions with the Company or any its subsidiaries in which the amount involved exceeds $60,000;

  •
  none of the Company's executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity's executive officers served on the Company's Compensation Committee;

  •
  none of the Company's executive officers was a director of another entity where one of that entity's executive officers served on the Company's Compensation Committee; and

  •
  none of the Company's executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity's executive officers served as a director on the Company's Board of Directors.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

        The Compensation Committee has responsibility for the philosophy, competitive strategy, design and administration of the Company's compensation program for its executive officers (including the Named Executive Officers). The Compensation Committee seeks to ensure that the executive officer compensation program is competitive in level and structure with the programs of comparably sized businesses, is supportive of the Company's financial and operating objectives, reflects individual responsibilities and performance and is aligned with the financial interests of the stockholders. The Compensation Committee has retained the services of an independent executive compensation consulting firm for advice regarding the competitive structure and administration of its executive officer compensation program.

Philosophy and Program Components

        The Company's executive officer compensation program is designed to enable the Company to attract and retain the caliber of officers needed to ensure the Company's continued growth and profitability, and to compensate them based on their responsibilities and performance, the Company's performance and on the longer term value they create for the stockholders in a manner consistent with competitive practices. The components of the executive officer compensation program consist of base salary, annual bonuses paid under the Company's annual Performance Incentive Plan ("PIP"), automobile allowances and periodic discretionary grants of stock options.

        The Company measures the competitiveness of its executive officer compensation program relative to the practices of other companies with annual revenues comparable to those of the Company and with companies in its industry. These include but are not limited to the Peer Group cited in the stock performance graph. The Committee generally seeks to set salaries approximating the 50th percentile range of salaries at such comparable companies. The Committee also seeks to structure annual PIP award opportunities so that an officer's salary plus annual bonus will fall within the 50th to 75th percentile range of competitive practices, depending on both the Company's achievement of annual financial performance targets established by the Committee, in consultation with the Company's senior management, at the start of the year and the individual achievements of the officer, as evaluated against pre-established goals and objectives. Similarly, stock option grants are made with reference to option granting practices for companies with comparable annual revenues.

Base Salary

        The Company annually reviews officer salaries and makes adjustments as warranted based on competitive practices, the Company's performance and the individual's responsibilities and performance. Salary increases are generally approved during the first quarter of the calendar year and made retroactive to January 1st. The 2003 annual salaries of the Named Executive Officers, excluding Mr. Bergman, the Company's Chief Executive Officer, were increased by an average of 4.9% over annualized 2002 levels.

Annual Incentive Compensation

        Annual incentive compensation for each of the Company's executive officers, other than Mr. Bergman, for each year is paid under the PIP for such year, the components of which are designed to reward the achievement of pre-established corporate, business unit and individual performance goals so as to compensate the Company's senior officers for both their individual performance and business unit financial results. At the beginning of each year, the Chief Executive Officer recommends to the Committee which officers should participate in the PIP for that year and, upon approval by the Committee, such officers are notified of their participation. The Chief Executive Officer recommends the PIP's performance goals for those officers who report directly to him, and recommends to the Committee goals for other participants, which are then approved by the Committee.

        During the first quarter of the subsequent year, the Chief Executive Officer reviews the relevant financial and operating performance achievements of the Company and its business units, as well as the individual performance of the participating officers, against the PIP performance goals that had been established and submits proposed PIP awards for the participating officers to the Compensation Committee for approval. PIP awards for 2003 performance for the Named Executive Officers, other than Mr. Bergman, were based on (i) the Company's 2003 earnings per share measured against pre-established standards, (ii) achievement of financial goals in their respective areas of responsibility, (iii) achievement of individual objectives and (iv) contributions beyond the scope of normal position accountabilities.

        PIP payments for 2003 for the four Named Executive Officers, other than Mr. Bergman, averaged 74% of salary. PIP awards for these individuals appear in the Summary Compensation Table in the column captioned "Bonus."

Equity Based Awards

        The Company and the Compensation Committee believe that equity based awards, including stock options, are a factor in aligning the long-term financial interest of the officers and stockholders. The Compensation Committee continually evaluates the use of equity based awards and intends to continue to use such awards in the future as part of designing and administrating the Company's compensation program. Options granted in March 2003 are shown above under the caption "Option Grants in Fiscal 2003."

The Chief Executive Officer

        Mr. Bergman's salary of $800,000 was set in accordance with the new employment agreement between Mr. Bergman and the Company. The employment agreement also provides that Mr. Bergman's bonus shall be expressed as a percentage of Base Salary in amounts determined by the Committee and based on performance criteria consistent with such performance and based on criteria as are applicable to other Company senior management. The Committee awarded Mr. Bergman an annual bonus of $1,250,000 with respect to 2003 performance which was payable under the Henry Schein, Inc. 2001 Section 162(m) Cash Bonus Plan. In making its bonus determination, the Committee evaluated the Company's 2003 earnings per share measured in relation to pre-established performance standards, the average bonuses earned by the Company's executive officers (including the Named Executive Officers) in relation to their target bonus opportunities, and the organization's strategic accomplishments during the year. See the caption "Employment Agreements" for a discussion of Mr. Bergman's employment agreement.

Deductibility of Executive Compensation

        Section 162(m) of the Code prohibits the Company from deducting annual compensation in excess of $1 million paid to any of the Named Executive Officers, unless such compensation is performance-based and paid pursuant to criteria approved by the stockholders. The Committee's general policy is to preserve the federal income tax deductibility of compensation by qualifying such compensation for the performance-based compensation exception to the limitation on deductibility under Section 162(m) of the Code. The Committee may, however, approve compensation that may not be deductible if the Committee determines that such compensation is in the best interests of the Company. The stockholders approved the adoption of the Henry Schein, Inc. 2001 Section 162(m) Cash Bonus Plan at the 2001 Annual Meeting. Each year the Committee determines which key employees shall participate in the Section 162(m) Cash Bonus Plan.

THE COMPENSATION COMMITTEE
Barry J. Alperin, Chairman
Donald J. Kabat
Norman S. Matthews

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors, including the Company's internal controls over financial reporting, the quality of its financial reporting and the independence and performance of the Company's independent certified public accountants. The Audit Committee is responsible for establishing procedures for the receipt, retention and treatment of complaints received by the Company about accounting, internal controls over financial reporting or auditing matters and confidential and anonymous submission by employees of the Company of concerns about questionable accounting or auditing matters. The Audit Committee is composed of three "independent directors" as that term is defined by the listing standards of The Nasdaq Stock Market, Inc. and who satisfy the other requirements of such listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is included as Exhibit A to this Proxy Statement. The Audit Committee reviewed and revised its charter in 2003 to ensure its compliance with the Sarbanes-Oxley Act of 2002 and the rules of the SEC and Nasdaq listing standards relating to corporate governance and audit committees. The Audit Committee will continue to review and reassess its charter on an annual basis.

        Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls over financial reporting. The Company's independent certified public accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries in conformity with accounting principles generally accepted in the United States and discuss with management any issues that they believe should be raised with management. The independent certified public accountants' ultimate accountability is to the Board of Directors of the Company and the Audit Committee, as representatives of the Company's stockholders.

        The Audit Committee pre-approves audit, audit related and non-audit related services not prohibited by law. During fiscal year 2003, audit related fees consisted of annual financial statement audit services, accounting consultations, employee benefit plan audits and other quarterly review services. Non-audit related services approved by the Audit Committee consisted of tax compliance, tax advice and tax planning services.

        The Audit Committee meets with management regularly to consider, among other things, the adequacy of the Company's internal controls over financial reporting and the objectivity of its financial reporting. The Audit Committee discusses these matters with the appropriate Company financial personnel and internal auditors. In addition, the Audit Committee has discussions with management concerning the process used to support certifications by the Company's Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act to accompany the Company's periodic filings with the SEC.

        On an as needed basis, the Audit Committee meets privately with both the independent certified public accountants and the internal auditors, each of whom has unrestricted access to the Committee. The Audit Committee also appoints the independent certified public accountants, approves in advance their engagements to perform audit and any non-audit services and the fee for such services, and periodically reviews their performance and independence from management. In addition, when appropriate, the Audit Committee discusses with the independent certified public accountants plans for audit partner rotation as required by the Sarbanes-Oxley Act.

        The Audit Committee reviewed the Company's audited financial statements for fiscal 2003 and met with both management, internal auditors and BDO Seidman, LLP ("BDO Seidman") the Company's independent certified public accountants, to discuss the financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States.

        The Audit Committee has received from BDO Seidman the written disclosures and the letter required by Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees) and discussed with BDO Seidman their independence from the Company and its management. The Audit Committee also received reports from BDO Seidman regarding all critical accounting policies and practices used by the Company, generally accepted accounting principles that have been discussed with management, and other material written communications between BDO Seidman and management, such as the annual management letter. There were no differences of opinion reported between BDO Seidman and the Company regarding critical accounting policies and practices used by the Company. In addition, the Audit Committee discussed with BDO Seidman all matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

        Based on these reviews, activities and discussions, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal 2003.

THE AUDIT COMMITTEE
Donald J. Kabat, Chairman
Barry J. Alperin
Philip A. Laskawy

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The Company's executive officers and directors are required under the Exchange Act to file reports of ownership of common stock of the Company with the SEC. Copies of those reports must also be furnished to the Company. Based solely on a review of the copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that during fiscal 2003 the executive officers and directors of the Company timely complied with all applicable filing requirements.

STOCK PERFORMANCE GRAPH

        The graph below compares the cumulative total stockholder return on $100 invested, assuming the reinvestment of all dividends, on December 26, 1998, the last trading day before the beginning of the Company's 1999 fiscal year, through the end of fiscal 2003 with the cumulative total return on $100 invested for the same period in the Nasdaq Stock Market (U.S. companies) Composite Index and a peer group of distribution companies selected by the Company (the "Peer Group Index"). The companies in the Peer Group are Granger (W.W.) Inc., Caremark RX Incorporated, Patterson Dental Company, Omnicare Inc., Priority Healthcare CP, MSC Industrial Direct, Accredo Health Inc., Owens & Minor, Inc., PSS World Medical Inc. and D&K Healthcare Resources, Inc.

	December 26, 1998 ($)	December 25, 1999 ($)	December 29, 2000 ($)	December 29, 2001 ($)	December 28, 2002 ($)	December 27, 2003 ($)
Henry Schein, Inc.	100	26.95	86.29	93.16	111.68	168.65
Peer Group Index	100	79.30	111.25	134.06	131.57	174.01
NASDAQ Market Index	100	176.37	110.86	88.37	61.64	92.68

PROPOSAL 5
RATIFICATION OF SELECTION OF
INDEPENDENT CERTIFIED PUBLIC
ACCOUNTANTS

        Upon the recommendation of the Audit Committee, the Board of Directors has selected BDO Seidman as independent certified public accountants for the Company for the fiscal year ending December 25, 2004, subject to ratification of such selection by the stockholders at the Annual Meeting. If the stockholders do not ratify the selection of BDO Seidman, another firm of independent certified public accountants will be selected by the Board of Directors. Representatives of BDO Seidman will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders in attendance.

Audit Fees

        The following table summarizes fees billed to the Company for fiscal 2003 and for the fiscal year ended December 28, 2002:

	Fiscal 2003	Fiscal 2002
Audit Fees—Annual Audit and Quarterly Reviews	$1,562,895	$1,539,738
Audit-Related Fees	340,889	216,698
Tax Fees:—
Tax Advisory Services	288,676	259,200
Tax Compliance, Planning and Preparation	245,516	491,900
All Other Fees	—	—
Total Fees	$2,437,976	$2,507,536

        The Audit Committee of the Board of Directors has determined that the provision of all non-audit services by BDO Seidman is compatible with maintaining such auditor's independence.

        THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE ON THIS MATTER AT THE ANNUAL MEETING IS REQUIRED TO RATIFY THE SELECTION OF BDO SEIDMAN AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 25, 2004. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED SELECTION OF BDO SEIDMAN AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 25, 2004.

VOTING OF PROXIES AND OTHER MATTERS

        The Board of Directors recommends that an affirmative vote be cast in favor of each of the proposals listed on the proxy card.

        The Board of Directors knows of no other matter that may be brought before the meeting that requires submission to a vote of the stockholders. If any other matters are properly brought before the meeting, however, the persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

        A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection beginning May 15, 2004 at the Company's headquarters located at 135 Duryea Road, Melville, New York 11747.

ANNUAL REPORT ON FORM 10-K

        The Company's Annual Report on Form 10-K for the fiscal year ended December 27, 2003 has been filed with the SEC and is available free of charge through its Internet website, www.henryschein.com. Stockholders may also obtain a copy of the Form 10-K upon written request to Henry Schein, Inc., 135 Duryea Road, Melville, New York 11747, Attn: Investor Relations, facsimile number: (631) 843-5975. In response to such request, the Company will furnish without charge the Form 10-K including financial statements, financial schedules and a list of exhibits.

STOCKHOLDER PROPOSALS

        Eligible stockholders wishing to have a proposal for action by the stockholders at the 2005 Annual Meeting included in the Company's proxy statement must submit such proposal at the principal offices of the Company not later than December 31, 2004. It is suggested that any such proposals be submitted by certified mail, return receipt requested.

        Under the Company's Amended and Restated Certificate of Incorporation, as amended, a stockholder who intends to bring a proposal before the 2005 Annual Meeting without submitting such proposal for inclusion in the Company's proxy statement cannot do so unless notice and a full description of such proposal (including all information that would be required in connection with such proposal under the SEC's proxy rules if such proposal were the subject of a proxy solicitation and the written consent of each nominee for election to the Board of Directors named therein (if any) to serve if elected) and the name, address and number of shares of common stock held of record or beneficially as of the record date for such meeting by the person proposing to bring such proposal before the 2005 Annual Meeting is delivered in person or mailed to the Company and received by it not later than February 1, 2005; provided, however, that such notice need not be received more than 75 days prior to the date of the 2005 Annual Meeting.

        Under the SEC's proxy rules, proxies solicited by the Board of Directors for the 2005 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any stockholder proposal not included in the Company's proxy statement if the Company does not receive notice of such proposal on or before the deadline set forth in the preceding paragraph.

Exhibit A

Audit Committee Charter

HENRY SCHEIN, INC. & SUBSIDIARIES

AUDIT COMMITTEE CHARTER

        This document sets forth the policy of Henry Schein, Inc. (the "Company") concerning the operation of the Company's Audit Committee (the "Committee").

Audit Committee Purpose and Role

        The Committee serves to assist the Board of Directors (the "Board") by overseeing the Company's accounting and financial reporting processes and the audits and integrity of the Company's financial statements. Additionally, the Committee oversees those aspects of risk management and legal and regulatory compliance monitoring processes, which may impact the Company's financial reporting.

        The Committee may adopt such procedures as it deems appropriate and necessary to carry out the duties and responsibilities of the Committee. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct the audits or to determine that the Company's financial statements are complete and accurate and prepared in accordance with GAAP. This is the responsibility of management and the independent auditors.

Composition

        The Committee will be comprised of at least three independent directors. The members of the Committee shall be appointed by the Board of Directors of the Company. All members of the Committee shall meet independence, experience and financial literacy requirements as defined by applicable regulations. The Committee will have at least one member who meets the definition of an "audit committee financial expert," also as defined by applicable regulations.

Meetings

        The Committee shall meet at least four times each year, or more frequently as circumstances require. The Committee shall hold separate meetings periodically with management, internal auditors and independent auditors. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary or desirable.

Responsibilities and Duties

        The Committee shall have the responsibilities and duties set forth below.

  Duties Relating to the Independent Auditors

  1.
  Assume direct and sole responsibility for the appointment, compensation, oversight and termination of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. In particular, the Committee shall:

  a.
  Recommend to the Board the appointment of the independent auditors, who shall report directly to the Committee.

  b.
  Approve the fees to be paid to the independent auditors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors and to any separate advisors retained by the Committee.

  2.
  Confirm and assure the independence of the independent auditors and the objectivity of the internal auditors.

  3.
  Pre-approve all audit services and permissible non-audit services, as defined and limited by applicable regulations, to be performed by the independent auditors. The Committee may delegate pre-approval of audit and non-audit services to one or more members of the Committee. Such members must then report to the full Committee at each scheduled meeting whether such members pre-approved any audit or non-audit services. The Committee shall report any pre-approved non-audit services to the Board so the Company can include the information in its periodic reports.

  4.
  At least annually, obtain and review a formal written statement by the independent auditors describing all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1. The Committee shall actively engage in a dialogue with the independent auditors to the extent such report discloses any material issues, relationships or services that may impact the performance, objectivity or independence of the independent auditors and take, or recommend that the full Board take appropriate action to oversee the independence of the independent auditors.

  5.
  At least annually, obtain and review a report by the independent auditors addressing: (i) the audit firm's internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issues.

  6.
  Discuss the Company's annual audited financial statements and quarterly financial statements, including the assessment of the integrity of such financial statements, with management and the independent auditors, including the Company's financial and non-financial disclosures.

  7.
  Conduct discussions with the Company and the independent auditors regarding the auditor's evaluation of the quality of the Company's accounting principles and essential estimates in its financial statements. This dialogue will include discussion of the consistency, clarity and completeness of the financial statements and related disclosures

  8.
  Review reports and other materials prepared by the independent auditors concerning (i) all critical accounting policies and practices to be used, (ii) all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (iii) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

  9.
  Ensure that the audit of the Company's financial statements was conducted in a manner consistent with applicable regulations.

  10.
  Review with the independent auditors any audit problems or difficulties and management's response to such matters.

  Duties Relating to the Internal Audit Function, Review and Assessment of Internal Controls

  11.
  Discuss with management policies and programs with respect to risk management and risk assessment.

  12.
  Review on an annual basis the management Internal Control Report which:

  a.
  States Management's responsibility for establishing and maintaining an adequate internal control structure and procedures for financial reporting; and

  b.
  Contains an assessment, as of the end of the most recent fiscal year, of the internal control structure and procedures for financial reporting.

  13.
  Establish procedures for the (i) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters and (ii) confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  14.
  Consider and review with the independent auditors and the internal auditors:

  a.
  The adequacy of the Company's and its subsidiaries internal controls, including computerized information system controls and security; and

2

    b.
    Related findings and recommendations of the independent auditors and internal audit together with management's responses.

  15.
  Review and approve all related-party transactions as defined by applicable regulations.

  16.
  Review the Company's financial statements on both a quarterly and annual basis and discuss such financial statements with the CEO and CFO prior to each filing of the Company's reports. In particular, the Committee shall discuss (i) significant deficiencies in the design or operation of the Company's internal controls that could adversely affect the Company's ability to gather and report financial data and (ii) any fraud involving management or employees who have significant roles in the Company's internal controls, and provide the information necessary to enable the CEO and the CFO to provide required SEC certification.

  17.
  Oversee the maintenance of the Company's internal audit function. In addition to reporting to management, the internal auditors shall also report to the Audit Committee.

  Annual Duties of the Audit Committee

  18.
  Prepare a report for the annual meeting proxy that states:

  a.
  whether the Committee has reviewed and discussed the financial statements with management;

  b.
  whether the Committee has discussed with the independent auditors their evaluation of the quality of the Company's financial reporting;

  c.
  whether the committee has reviewed the required independence disclosures and related communications from the independent auditors and has discussed the audit firm's independence with the auditors; and

  d.
  based on the review of (a)-(c) above, whether the committee recommended to the board that the Company's financial statements be included in its public filing.

  19.
  Report regularly to the Board of Directors.

  20.
  Review and reassess the adequacy of the Committee's charter annually and recommend any changes to the Board for approval.

  Other Duties

  21.
  Discuss with management all earnings press releases as well as financial information and earnings guidance provided to analysts.

  22.
  Review legal matters with the Company's General Counsel or other legal counsel that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

  23.
  Separately engage independent counsel and other advisors as the Committee determines necessary to carry out its duties.

  24.
  Consider such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Committee may, in its discretion, determine to be advisable.

        The Committee may diverge from the specific activities outlined throughout this Charter as appropriate if circumstances, as determined in the reasonable judgment of the Committee, or if regulatory requirements change. In addition to these activities, the Committee will perform such other functions as necessary or appropriate under law, regulations, stock exchange rules, Company charter, by-laws, resolutions and other directives of the Board or as determined by the Committee to be reasonably appropriate to accomplish the purpose of the Audit Committee.

3

Exhibit B

1994 Option Plan

HENRY SCHEIN, INC.
1994 STOCK INCENTIVE PLAN

As Amended and Restated Effective as of April 1, 2004

Table of Contents

1.	Purposes of the Plan		1
2.	Definitions		1
3.	Effective Date/Expiration of Plan		6
4.	Administration		6
	(a)	Duties of the Committee	6
	(b)	Advisors	6
	(c)	Indemnification	7
	(d)	Meetings of the Committee	7
5.	Shares; Adjustment upon Certain Events		7
	(a)	Shares to be Delivered; Fractional Shares	7
	(b)	Number of Shares	7
	(c)	Individual Participant Limitations	8
	(d)	Adjustments; Recapitalization, etc	8
6.	Awards and Terms of Options		10
	(a)	Grant	10
	(b)	Exercise Price	10
	(c)	Number of Shares	10
	(d)	Exercisability	10
	(e)	Special Rule for Incentive Options	10
	(f)	Acceleration of Exercisability on Change of Control	10
	(g)	Exercise of Options	12
	(h)	Deferred Delivery of Common Stock	13
7.	Effect of Termination of Employment or Termination of Consultancy on Options		13
	(a)	Death, Disability; Retirement, etc	13
	(b)	Cause or Voluntary Termination	14
	(c)	Other Termination	14
8.	Awards and Terms of Stock Appreciation Rights		14
	(a)	Tandem Stock Appreciation Rights	14
	(b)	Terms and Conditions of Tandem Stock Appreciation Rights	15
	(c)	Non-Tandem Stock Appreciation Rights	16
	(d)	Terms and Conditions of Non-Tandem Stock Appreciation Rights	16
	(e)	Limited Stock Appreciation Rights	17
9.	Awards and Terms of Restricted Stock		17
10.	Nontransferability of Awards		19
11.	Rights as a Stockholder		20
12.	Determinations		20
13.	Termination, Amendment and Modification		20
14.	Non-Exclusivity		21
15.	Use of Proceeds		21
16.	General Provisions		21
	(a)	Right to Terminate Employment or Consultancy	21

i

	(b)	Purchase for Investment	21
	(c)	Trusts, etc.	21
	(d)	Notices	22
	(e)	Severability of Provisions	22
	(f)	Payment to Minors, Etc.	22
	(g)	Headings and Captions	22
	(h)	Controlling Law	22
17.	Issuance of Stock Certificates; Legends and Payment of Expenses		22
	(a)	Stock Certificates	22
	(b)	Legends	22
	(c)	Payment of Expenses	22
18.	Listing of Shares and Related Matters		23
19.	Withholding Taxes		23
20.	Section 16(b) of the Act		23

ii

HENRY SCHEIN, INC.
1994 STOCK INCENTIVE PLAN

As Amended and Restated Effective as of April 1, 2004

1.
Purposes of the Plan

        The purposes of this Henry Schein, Inc. 1994 Stock Option Plan, as amended and restated effective as of April 1, 2004, are to enable HSI and its Subsidiaries (each as defined herein) to attract, retain and motivate the Key Employees and Consultants (each as defined herein) who are important to the success and growth of the business of HSI and to create a long-term mutuality of interest between the Key Employees and Consultants and the stockholders of HSI by granting the Key Employees and Consultants options (which, in the case of Key Employees, may be either incentive stock options (as defined herein) or non-qualified stock options and, in the case of Consultants, shall be non-qualified options) to purchase HSI Common Stock (as defined herein) or, subject to stockholder approval, Restricted Stock and Stock Appreciation Rights.

2.
Definitions

        (a)   "Acquisition Event" means a merger or consolidation in which HSI is not the surviving entity, or any transaction that results in the acquisition of all or substantially all of HSI's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of HSI's assets.

        (b)   "Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

        (c)   "Award" means any award under this Plan of any Option, Restricted Stock or Stock Appreciation Right. All Awards shall be granted by, confirmed by, and subject to the terms of the Plan, and an Award Agreement.

        (d)   "Award Agreement" means an Option Agreement or any other agreement between HSI and a Participant or a grant letter issued by HSI evidencing the terms and conditions of an Award. The Award Agreement is subject to the terms and conditions of the Plan.

        (e)   "Board" means the Board of Directors of HSI.

        (f)    "Cause" has the meaning set forth in Section 7(b).

        (g)   "Change of Control" has the meaning set forth in Section 6(f).

        (h)   "Class A Option" means an Option evidenced by a Class A Option Agreement.

        (i)    "Class A Option Agreement" has the meaning set forth in Section 6(a).

        (j)    "Class B Option" means an Option evidenced by a Class B Option Agreement.

        (k)   "Class B Option Agreement" has the meaning set forth in Section 6(a).

        (l)    "Code" means the Internal Revenue Code of 1986, as amended.

        (m)  "Committee" means such committee (or subcommittee), if any, appointed by the Board to administer the Plan, consisting of two or more directors as may be appointed from time to time by the Board, each of whom shall qualify as a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Act, an "outside director" as defined under Section 162(m) of the Code and an "independent director" (within the meaning of NASD Rule 4200(a)(15) or such other applicable stock exchange rule). If the Board does not appoint a committee for this purpose, "Committee" means the Board.

        (n)   "Common Stock" means the voting common stock of HSI, par value $.0l, any Common Stock into which the Common Stock may be converted and any Common Stock resulting from any reclassification of the Common Stock.

        (o)   "Company" means HSI and its Subsidiaries, any of whose Key Employees or Consultants are Participants in the Plan.

        (p)   "Consultant" means any individual (or any wholly-owned corporate alter ego of any individual) who provides key bona fide consulting or advisory services to the Company, as determined by the Committee, which services are not in connection with the offer and sale of securities in a capital-raising transaction.

        (q)   "Corporate Transaction" has the meaning set forth in Section 6(f)(i).

        (r)   "Disability" means a permanent and total disability, as determined by the Committee in its sole discretion, provided that in no event shall any disability that is not a permanent and total disability within the meaning of Section 22(e)(3) of the Code be treated as a Disability. A Disability shall be deemed to occur at the time of the determination by the Committee of the Disability.

        (s)   "Fair Market Value" means the value of a Share (as defined herein) on a particular date, determined as follows:

          (i)    If the Common Stock is listed or admitted to trading on such date on a national securities exchange or quoted through The Nasdaq Stock Market ("NASDAQ"), the closing sales price of a Share as reported on the relevant composite transaction tape, if applicable, or on the principal such exchange (determined by trading value in the Common Stock) or through NASDAQ, as the case may be, on such date, or in the absence of reported sales on such day, the mean between the reported bid and asked prices reported on such composite transaction tape or exchange or through NASDAQ, as the case may be, on such date; or

          (ii)   If the Common Stock is not listed or quoted as described in the preceding clause, but bid and asked prices are quoted through NASDAQ, the mean between the bid and asked prices as quoted by NASDAQ on such date; or

          (iii)  If the Common Stock is not listed or quoted on a national securities exchange or through NASDAQ or, if pursuant to (i) and (ii) above the Fair Market Value is to be determined based upon the mean of the bid and asked prices and the Committee determines that such mean does not properly reflect the Fair Market Value, by such other method as the Committee determines to be reasonable and consistent with applicable law; or

          (iv)  If the Common Stock is not publicly traded, such amount as is set by the Committee in good faith.

        For purposes of the exercise of any Stock Appreciation Right, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

        (t)    "Family Member" means, with respect to any Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, trusts for the exclusive benefit of such individuals, and any other entity owned solely by such individuals.

        (u)   "HSI" means Henry Schein, Inc.

        (v)   "HSI Agreement" means the Amended and Restated HSI Agreement dated as of February 16, 1994 among HSI and certain other parties.

        (w)  "HSI Closing" means the closing of the HSI Public Offering.

2

        (x)   "HSI Public Offering" means an initial public offering of shares of HSI Common Stock at a Market Capitalization which is not less than the Minimum Market Capitalization then in effect and as a result of which at least 20% of the common equity of HSI will be publicly held by at least 300 holders and such shares of HSI Common Stock will be listed or admitted to trading on the New York Stock Exchange or the American Stock Exchange or quoted on NASDAQ or is on such terms and conditions as are approved by Marvin Schein prior to the effective date thereof.

        (y)   "Incentive Stock Option" means any Option which is intended to qualify as an "incentive stock option" as defined in Section 422 of the Code.

        (z)   "Incumbent Board" has the meaning set forth in Section 6(f)(ii).

        (aa) "Key Employee" means any person who is an executive officer or other valuable staff, managerial, professional or technical employee of the Company, as determined by the Committee, including those individuals described in Section 5(d)(iv). A Key Employee may, but need not, be an officer or director (with the exception of a non-employee director) of the Company.

        (bb) "Market Capitalization" means (i) the per share initial pubic offering price, multiplied by (ii) the number of shares outstanding immediately prior to the HSI Closing less the aggregate number of shares issued pursuant to the 1994 Stock Purchase Agreement between HSI and the HSI Employee Stock Ownership Plan (the "HSI ESOP") or held by the HSI ESOP which are outstanding on such date.

        (cc) "Minimum Market Capitalization" means $48,000,000 on August 15, 1992, which amount shall increase on each day thereafter as follows:

  From August 15, 1992 until the 1st anniversary thereof: $15,123 per day;

  From the 1st anniversary thereof until the 2nd anniversary thereof: $16,862 per day;

  From the 2nd anniversary thereof until the 3rd anniversary thereof: $18,802 per day;

  From the 3rd anniversary thereof until the 4th anniversary thereof: $20,964 per day;

        From the 4th anniversary thereof until the 5th anniversary thereof: $23,375 per day;

        From the 5th anniversary thereof until the 6th anniversary thereof: $26,063 per day;

        From the 6th anniversary thereof until the 7th anniversary thereof: $29,060 per day; and

        Thereafter: $32,402 per day.

        (dd) "Option" means the right to purchase one Share at a prescribed Purchase Price on the terms specified in the Plan and the Option Agreement. An Option may be an Incentive Stock Option or a non-qualified option.

        (ee) "Option Agreement" means a Class A Option Agreement or Class B Option Agreement.

        (ff) "Outstanding HSI Voting Securities" has the meaning set forth in Section 6(f)(i).

        (gg) "Participant" means a Key Employee or Consultant of the Company who is granted Awards under the Plan.

        (hh) "Performance Goal" means the performance goals described on Exhibit A, attached hereto.

        (ii) "Person" means an individual, entity or group within the meaning of Section 13d-3 or 14d-1 of the Act.

        (jj) "Plan" means the Henry Schein, Inc. 1994 Stock Incentive Plan, as amended from time to time (formerly referred to as the Henry Schein, Inc. 1994 Stock Option Plan).

3

        (kk) "Purchase Price" means purchase price per Share.

        (ll) "Restricted Stock" means an award of Shares under this Plan that is subject to Section 9.

        (mm) "Restriction Period" shall have the meaning set forth in Section 9(a) with respect to Restricted Stock granted to Participants.

        (nn) "Securities Act" means the Securities Act of 1933, as amended.

        (oo) "Share" means a share of Common Stock.

        (pp) "Stock Appreciation Right" shall mean the right pursuant to an Award granted under Section 8. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash and/or Common Stock equal to the difference between (i) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount in cash and/or Common Stock equal to the difference between (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (y) the aggregate exercise price of such right.

        (qq) "Subsidiary" means any "subsidiary corporation" within the meaning of Section 424(f) of the Code. An entity shall be deemed a Subsidiary of HSI only for such periods as the requisite ownership relationship is maintained.

        (rr) "Substantial Stockholder" means any Participant who at the time of grant owns directly or is deemed to own by reason of the attribution rules set forth in Section 424(d) of the Code, Shares possessing more than 10% of the total combined voting power of all classes of stock of HSI.

        (ss) "Termination of Employment" means termination of the relationship with HSI and its Subsidiaries so that an individual is no longer an employee or director of HSI or any of its Subsidiaries. In the event an entity shall cease to be a Subsidiary of HSI, any individual who is not otherwise an employee of HSI or another Subsidiary of HSI shall incur a Termination of Employment at the time the entity ceases to be a Subsidiary. A Termination of Employment shall not include a leave of absence approved for purposes of the Plan by the Committee.

        (tt) "Termination of Consultancy" means termination of the relationship with HSI and its Subsidiaries so that an individual is no longer a Consultant of HSI or any of its Subsidiaries. In the event an entity shall cease to be a Subsidiary of HSI, any individual who is not otherwise a Consultant of HSI or another Subsidiary of HSI shall incur a Termination of Consultancy at the time the entity ceases to be a Subsidiary; provided, that if a Consultant becomes a Key Employee upon his Termination of Consultancy, the Committee, in its sole discretion, may determine that no Termination of Consultancy shall be deemed to occur until such later time as such Consultant ceases to be either a Key Employee or a Consultant. A Termination of Consultancy shall not include a leave of absence approved for purposes of the Plan by the Committee.

3.
Effective Date/Expiration of Plan

        The Plan became as originally adopted effective as of September 30, 1994, and was amended and restated effective as of June 6, 2001, and April 1, 2003, subject to stockholder approval by a majority of the total votes cast in person or by proxy (the "Restated Effective Date"). The Plan was subsequently amended and restated in the form set forth herein effective as of April 1, 2004, subject to stockholder approval by a majority of the total votes cast in person or by proxy (the "2004 Restated Effective Date") to increase the number of Shares of Common Stock available for Awards by 1,500,000 and to permit the ability to grant discretionary Awards of Restricted Stock and Stock Appreciation Rights. No

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Award shall be granted under the Plan on or after September 30, 2009, but Awards previously granted may extend beyond that date.

4.
Administration

        (a)    Duties of the Committee.    The Plan shall be administered by the Committee. The Committee shall have full authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; to establish, amend, and rescind rules for carrying out the Plan; to administer the Plan, subject to its provisions; to select Participants in, and grant Awards under, the Plan; to determine the terms, exercise price and form of exercise payment for each Option granted under the Plan; to determine which Options granted under the Plan to Key Employees shall be Incentive Stock Options; to prescribe the form or forms of instruments evidencing Awards and any other instruments required under the Plan (which need not be uniform) and to change such forms from time to time; and to make all other determinations and to take all such steps in connection with the Plan and the Awards as the Committee, in its sole discretion, deems necessary or desirable; provided, that all such determinations shall be in accordance with the express provisions, if any, contained in the HSI Agreement, Award Agreement and the Plan. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it. The determination, action or conclusion of the Committee in connection with the foregoing shall be final, binding and conclusive. The Committee shall also have authority to delegate its responsibilities hereunder (to the extent permitted by applicable law).

        (b)    Advisors.    The Committee may designate the Secretary of HSI, other employees of the Company or competent professional advisors to assist the Committee in the administration of the Plan, and may grant authority to such persons (other than professional advisors) to grant Awards and execute Award Agreements (as defined herein) or other documents on behalf of the Committee; provided, that no Participant may execute any Award Agreement granting Awards to such Participant. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

        (c)    Indemnification.    No officer, member or former member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of HSI and to the extent not covered by insurance, each officer, member or former member of the Committee or of the Board shall be indemnified and held harmless by HSI against any cost or expense (including reasonable fees of counsel reasonably acceptable to HSI) or liability (including any sum paid in settlement of a claim with the approval of HSI), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, members or former members may have as directors under applicable law or under the Certificate of Incorporation or By-Laws of HSI or any Subsidiary of HSI.

        (d)    Meetings of the Committee.    The Committee shall select one of its members as a Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board. All determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee

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were in attendance in person or through telephonic communication. Any determination set forth in writing and signed by all of the members of the Committee shall be as fully effective as if it had been made by a majority vote of the members at a meeting duly called and held.

5.
Shares; Adjustment upon Certain Events

        (a)    Shares to be Delivered; Fractional Shares.    Shares to be issued under the Plan shall be made available at the discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by HSI and held in treasury. No fractional Shares will be issued or transferred upon the exercise or vesting of any Award. In lieu thereof, HSI shall pay a cash adjustment equal to the same fraction of the Fair Market Value of one Share on the date of exercise.

        (b)    Number of Shares.    Subject to adjustment as provided in this Section 5, the maximum aggregate number of Shares that may be issued under the Plan shall be 10,079,635 Shares of Common Stock of which a maximum of 237,897 and 1,050,000 of such Shares shall be covered by Class A Options and Restricted Stock, respectively, and the balance of such Shares shall be covered by Class B Options and Stock Appreciation Rights. If Options or Stock Appreciation Rights are for any reason canceled, or expire or terminate unexercised, the Shares covered by such Awards shall again be available for the grant of Awards, subject to the foregoing limit, provided that the number of Shares covered by Class A Options shall be reduced by that number of Class A Options that are cancelled, expire or are terminated. In addition, to the extent permitted by applicable law, if Common Stock has been exchanged by a Participant as full or partial payment to HSI of the Purchase Price or for required withholding, or if the number of shares of Common Stock otherwise deliverable has been reduced for full or partial payment to HSI of the Purchase Price or for required withholding, the number of shares of Common Stock exchanged or reduced shall again be available under the Plan. If Restricted Stock is forfeited for any reason, the number of forfeited shares of Restricted Stock shall again be available for the purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan.

        (c)    Individual Participant Limitations.    The maximum number of Shares subject to any Option and/or Stock Appreciation Right which may be granted under this Plan to each Participant shall not exceed 100,000 Shares (subject to any adjustment pursuant to Section 5(d)) during each fiscal year of HSI during the entire term of the Plan. Solely with respect to Restricted Stock that is intended to be "performance-based" compensation under Section 162(m) of the Code, the maximum number of Shares subject to Awards of Restricted Stock which may be granted under this Plan to each Participant shall not exceed 100,000 Shares (subject to any adjustment pursuant to Section 5(d)) during each fiscal year of HSI during the entire term of the Plan. To the extent that Shares for which Awards are permitted to be granted to a Participant pursuant to Section 5(c) during a fiscal year are not covered by a grant of an Award to a Participant issued in such fiscal year, such Shares shall automatically increase the number of Shares available for grant of Awards to such Participant in the subsequent fiscal year during the term of the Plan.

        (d)    Adjustments; Recapitalization, etc.    The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of HSI to make or authorize any adjustment, recapitalization, reorganization or other change in HSI's capital structure or its business, any merger or consolidation of HSI, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of HSI or any of its Subsidiaries, or any sale or transfer of all or part of its assets or business or any other corporate act or proceeding. If and whenever HSI takes any such action, however, the following provisions, to the extent applicable, shall govern:

          (i)    If and whenever HSI shall effect a stock split, stock dividend, subdivision, recapitalization or combination of Shares or other changes in HSI's Common Stock, (x) the Purchase Price (as

6

  defined herein) per Share and the number and class of Shares and/or other securities with respect to which outstanding Awards thereafter may be exercised or vested, and (y) the total number and class of Shares and/or other securities that may be issued under this Plan, shall be proportionately adjusted by the Committee. The Committee may also make such other adjustments as it deems necessary to take into consideration any other event (including, without limitation, accounting changes) if the Committee determines that such adjustment is appropriate to avoid distortion in the operation of the Plan.

          (ii)   Subject to Section 5(d)(iii), if HSI merges or consolidates with one or more corporations, then from and after the effective date of such merger or consolidation, upon exercise or vesting of Awards theretofore granted, the Participant shall be entitled to purchase or receive under such Awards, in lieu of the number of Shares as to which such Awards shall then be exercisable or vested but on the same terms and conditions applicable to such Awards, the number and class of Shares and/or other securities or property (including cash) to which the Participant would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, the Participant had been the holder of record of the total number of Shares receivable upon exercise or vesting of such Awards (whether or not then exercisable or vested).

          (iii)  In the event of an Acquisition Event, the Committee may, in its discretion, and without any liability to any Participant, terminate all outstanding Options and Stock Appreciation Rights as of the consummation of the Acquisition Event by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event; provided that, during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each Participant shall have the right to exercise in full all of the Options and Stock Appreciation Rights that are then outstanding (without regard to limitations on exercise otherwise contained in the Options and Stock Appreciation Rights). If an Acquisition Event occurs and the Committee does not terminate the outstanding Options and Stock Appreciation Rights pursuant to the preceding sentence, then the provisions of Section 5(d)(ii) shall apply.

          (iv)  Subject to Sections 5(b) and (c), the Committee may grant Awards under the Plan in substitution for awards held by employees or consultants of another corporation who concurrently become employees or consultants of the Company as the result of a merger or consolidation of the employing or engaging corporation with the Company, or as the result of the acquisition by the Company of property or stock of the employing or engaging corporation. The Company may direct that substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

          (v)   If, as a result of any adjustment made pursuant to the preceding paragraphs of this Section 5, any Participant shall become entitled upon exercise or vesting of an Award to receive any securities other than Common Stock, then the number and class of securities so receivable thereafter shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock set forth in this Section 5, as determined by the Committee in its discretion.

          (vi)  Except as hereinbefore expressly provided, the issuance by HSI of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number and class of Shares and/or other securities or property subject to Awards theretofore granted or the Purchase Price per Share.

7

6.
Awards and Terms of Options

        (a)    Grant.    The Committee may grant Options, including, in the case of grants to Key Employees, Options intended to be Incentive Stock Options, to Key Employees and Consultants of the Company. Each Option shall be evidenced by a Class A Option agreement ("Class A Option Agreement") or Class B Option agreement ("Class B Option Agreement"), as applicable.

        (b)    Exercise Price.    The Purchase Price deliverable upon the exercise of an Option shall be determined by the Committee, subject to the following: (i) in the case of Class A Options (A) prior to the HSI Public Offering, the Purchase Price shall not be less than $416.67 per Share, and (B) on or after the HSI Public Offering, the Purchase Price shall not be less than the Fair Market Value per Share on the date the Option is granted, and (ii) in the case of Class B Options or Incentive Stock Options, the Purchase Price shall not be less than 100% (110% for an Incentive Stock Option granted to a Substantial Stockholder) of the Fair Market Value per Share on the date the Class B Option or Incentive Stock Option is granted.

        (c)    Number of Shares.    The Option Agreement shall specify the number of Options granted to the Participant, as determined by the Committee in its sole discretion, subject to Section 5(c) hereof.

        (d)    Exercisability.    At the time of grant, the Committee shall specify when and on what terms the Options granted shall be exercisable. In the case of Options not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the Options may be exercised and may waive any other conditions to exercise, subject to the terms of the Option Agreement and the Plan, and provided that the Committee may not accelerate the exercise date prior to the HSI Closing. No Option shall be exercisable after the expiration of ten (10) years from the date of grant (five (5) years in the case of an Incentive Stock Option granted to a Substantial Stockholder). Each Option shall be subject to earlier termination as provided in Section 7 below.

        (e)    Special Rule for Incentive Options.    If required by Section 422 of the Code, to the extent the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Key Employee during any calendar year (under all plans of his or her employer corporation and its parent and subsidiary corporations) exceeds $100,000, such Options shall not be treated as Incentive Stock Options. Nothing in this special rule shall be construed as limiting the exercisability of any Option, unless the Committee expressly provides for such a limitation at time of grant.

        (f)    Acceleration of Exercisability on Change of Control.    Upon a Change of Control (as defined herein) of HSI all Options theretofore granted and not previously exercisable shall become fully exercisable. For this purpose, a "Change of Control" shall be deemed to have occurred upon:

          (i)    an acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 33% (20% with respect to Options granted prior to the Restated Effective Date) or more of either (A) the then outstanding Shares or (B) the combined voting power of the then outstanding voting securities of HSI entitled to vote generally in the election of directors (the "Outstanding HSI Voting Securities"); excluding, however, the following: (w) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (x) any acquisition by the Company, (y) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or (z) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar corporate transaction (in each case, a "Corporate Transaction"), if, pursuant to such Corporate Transaction, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Section 6 are satisfied; or

8

          (ii)   a change in the composition of the Board such that the individuals who, as of the Restated Effective Date, constitute the Board (the Board as of the date hereof shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that for purposes of this Subsection any individual who becomes a member of the Board subsequent to the date hereof whose election, or nomination for election by HSI's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who are also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

          (iii)  the approval by the stockholders of HSI of a Corporate Transaction or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the outstanding Shares and Outstanding HSI Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction and the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the outstanding Shares and Outstanding HSI Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or the corporation resulting from such Corporate Transaction and any Person beneficially owning, immediately prior to such Corporate Transaction, directly or indirectly, 33% (20% with respect to Options granted prior to the Restated Effective Date) or more of the outstanding Shares or Outstanding HSI Voting Securities, as the case may be) will beneficially own, directly or indirectly, 33% (20% with respect to Options granted prior to the Restated Effective Date) or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (iv)  the approval of the stockholders of HSI of (A) a complete liquidation or dissolution of HSI or (B) the sale or other disposition of all or substantially all of the assets of HSI; excluding, however, such a sale or other disposition to a corporation with respect to which, following such sale or other disposition, (x) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Shares and Outstanding HSI Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Shares and Outstanding HSI Voting Securities, as the case may be, (y) no Person (other than the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other

9

  disposition, directly or indirectly, 33% (20% with respect to Options granted prior to the Restated Effective Date) or more of the outstanding Shares or Outstanding HSI Voting Securities, as the case may be) will beneficially own, directly or indirectly, 33% (20% with respect to Options granted prior to the Restated Effective Date) or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (z) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of such corporation.

        (g)    Exercise of Options.

          (i)    A Participant may elect to exercise one or more Options by giving written notice to the Committee at any time subsequent to an HSI Closing of such election and of the number of Options such Participant has elected to exercise, accompanied by payment in full of the aggregate Purchase Price for the number of shares for which the Options are being exercised.

          (ii)   Shares purchased pursuant to the exercise of Options shall be paid for at the time of exercise as follows:

            (A)  in cash or by check, bank draft or money order payable to the order of HSI;

            (B)  if so permitted by the Committee: (x) through the delivery of unencumbered Shares (including Shares being acquired pursuant to the Options then being exercised), provided such Shares (or such Options) have been owned by the Participant for such period as may be required by applicable accounting standards to avoid a charge to earnings, (y) through a combination of Shares and cash as provided above, (z) to the extent permitted by applicable law, by delivery of a promissory note of the Participant to HSI, such promissory note to be payable on such terms as are specified in the Option Agreement (except that, in lieu of a stated rate of interest, the Option Agreement may provide that the rate of interest on the promissory note will be such rate as is sufficient, at the time the note is given, to avoid the imputation of interest under the applicable provisions of the Code), or by a combination of cash (or cash and Shares) and the Participant's promissory note; provided, that, if the Shares delivered upon exercise of the Option is an original issue of authorized Shares, at least so much of the exercise price as represents the par value of such Shares shall be paid in cash or by a combination of cash and Shares; or

            (C)  on such other terms and conditions as may be acceptable to the Committee and in accordance with applicable law. Except as provided in subsection (h) below, upon receipt of payment, HSI shall deliver to the Participant as soon as practicable a certificate or certificates for the Shares then purchased.

        (h)    Deferred Delivery of Common Stock.    The Committee may, in its discretion, permit Participants to defer delivery of Common Stock acquired pursuant to a Participant's exercise of an Option in accordance with the terms and conditions established by the Committee.

7.    Effect of Termination of Employment or Termination of Consultancy on Options

        (a)    Death, Disability; Retirement, etc.    Except as otherwise provided in the Participant's Option Agreement, upon Termination of Employment or Termination of Consultancy, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Employment or Termination of Consultancy (and any Options not previously exercisable but made exercisable by the Committee at or after the Termination of Employment or Termination of Consultancy) shall remain

10

exercisable by the Participant to the extent not theretofore exercised for the following time periods (subject to Section 6(d)):

          (i)    In the event of the Participant's death, such Options shall remain exercisable (by the Participant's estate or by the person given authority to exercise such Options by the Participant's will or by operation of law) for a period of one (1) year from the date of the Participant's death, provided that the Committee, in its discretion, may at any time extend such time period to up to three (3) years from the date of the Participant's death.

          (ii)   In the event the Participant retires at or after age 65 (or, with the consent of the Committee or under an early retirement policy of the Company, before age 65), or if the Participant's employment terminates due to Disability, such Options shall remain exercisable for one (1) year from the date of the Participant's Termination of Employment, provided that the Committee, in its discretion, may at any time extend such time period to up to three (3) years from the date of the Participant's Termination of Employment or Termination of Consultancy.

        (b)    Cause or Voluntary Termination.    Upon the Termination of Employment or Termination of Consultancy of a Participant for Cause (as defined herein) or by the Participant in violation of an agreement between the Participant and HSI or any of its Subsidiaries, or if it is discovered after such Termination of Employment or Termination of Consultancy that such Participant had engaged in conduct that would have justified a Termination of Employment or Termination of Consultancy for Cause, all outstanding Options shall immediately be canceled, provided that with respect to Options granted on or after the Restated Effective Date, upon any such termination the Committee may, in its discretion, require the Participant to promptly pay to the Company (and the Company shall have the right to recover) any gain the Participant realized as a result of the exercise of any Option that occurred within one (1) year prior to such Termination of Employment or Termination of Consultancy or the discovery of conduct that would have justified a Termination of Employment or Termination of Consultancy for Cause. Termination of Employment or Termination of Consultancy shall be deemed to be for "Cause" for purposes of this Section 7(b) if (i) the Participant shall have committed fraud or any felony in connection with the Participant's duties as an employee or consultant (as applicable) of HSI or any of its Subsidiaries, or willful misconduct or any act of disloyalty, dishonesty, fraud or breach of trust or confidentiality as to HSI or any of its Subsidiaries or the commission of any other act which causes or may reasonably be expected to cause economic or reputational injury to HSI or any of its Subsidiaries or (ii) such termination is or would be deemed to be for Cause under any employment or consulting agreement between HSI or any of its Subsidiaries and the Participant.

        (c)    Other Termination.    In the event of Termination of Employment or Termination of Consultancy for any reason other than as provided in Section 7(a) or in 7(b), all outstanding Options not exercised by the Participant prior to such Termination of Employment or Termination of Consultancy shall remain exercisable (to the extent exercisable by such Participant immediately before such termination) for a period of three (3) months after such termination, provided that the Committee in its discretion may extend such time period to up to one (1) year from the date of the Participant's Termination of Employment or Termination of Consultancy, and provided further that unless otherwise determined by the Committee at grant, no Options that were not exercisable during the period of employment shall thereafter become exercisable.

8.    Awards and Terms of Stock Appreciation Rights

        (a)    Tandem Stock Appreciation Rights.    Stock Appreciation Rights may be granted to any Participant in conjunction with all or part of any Option (a "Reference Stock Option") granted under this Plan ("Tandem Stock Appreciation Rights"). In the case of a non-qualified stock option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the

11

case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

        (b)    Terms and Conditions of Tandem Stock Appreciation Rights.    Tandem Stock Appreciation Rights granted hereunder shall be subject to the same terms and conditions of the Reference Stock Option, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including, without limitation, Section 6(b) pursuant to which the Purchase Price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value per Share on the date the Stock Appreciation Right is granted, Section 7 and the following:

          (i)    Term.    A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

          (ii)    Exercisability.    Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 6 and shall be subject to Section 7(b).

          (iii)    Method of Exercise.    A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this subsection (b). Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

          (iv)    Payment.    Except as otherwise provided in an Award Agreement or subject to the terms of an Award Agreement, upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

          (v)    Deemed Exercise of Reference Stock Option.    Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 5 on the number of shares of Common Stock to be issued under the Plan.

          (vi)    Non-Transferability.    Tandem Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Option would be transferable under the Plan.

        (c)    Non-Tandem Stock Appreciation Rights.    Non-Tandem Stock Appreciation Rights may also be granted without reference to any Options granted under this Plan.

        (d)    Terms and Conditions of Non-Tandem Stock Appreciation Rights.    Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent

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with the provisions of this Plan, as shall be determined from time to time by the Committee, including, without limitation, Section 6(b) pursuant to which the Purchase Price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value per Share on the date the Stock Appreciation Right is granted, the post-termination exercise periods provided in Section 7 (unless otherwise provided in the Award Agreement) and the following:

          (i)    Term.    The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.

          (ii)    Exercisability.    Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant, including, without limitation, Section 7(b). If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

          (iii)    Method of Exercise.    Subject to whatever installment exercise and waiting period provisions apply under subsection (ii) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

          (iv)    Payment.    Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

          (v)    Non-Transferability.    No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant's lifetime, only by the Participant.

        (e)    Limited Stock Appreciation Rights.    The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change of Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash and/or Common Stock, as determined by the Committee, an amount equal to the amount: (i) set forth in Section 8(b)(iv) with respect to Tandem Stock Appreciation Rights; or (ii) set forth in Section 8(d)(iv) with respect to Non-Tandem Stock Appreciation Rights.

9.    Awards and Terms of Restricted Stock

        (a)    Awards of Restricted Stock.    Restricted Stock may be issued to Key Employees or Consultants either alone or in addition to Options granted under the Plan. The Committee shall determine the eligible Participants to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the purchase price (if any) to be paid by the Participant (subject

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to subsection (b) below), the time or times at which such Awards may be subject to forfeiture (if any), the vesting schedule (if any) and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals specified in Exhibit A hereto) or such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code. Unless otherwise determined by the Committee, the Participant shall not be permitted to transfer shares of Restricted Stock awarded under this Plan during a period set by the Committee (if any) (the "Restriction Period") commencing with the date of such Award, as set forth in the applicable Award Agreement.

        (b)    Objective Performance Goals, Formulae or Standards.    Notwithstanding the foregoing, if the award of Restricted Stock is intended to comply with the "performance based" compensation exception under Section 162(m) of the Code and if the grant of such Award or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the objective Performance Goals and the applicable number of shares of Restricted Stock to be granted or the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. The Performance Goals are set forth in Exhibit A hereto.

        (c)    Awards and Certificates.    A Participant selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Award Agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

          (i)    Purchase Price.    The purchase price of Restricted Stock shall be determined by the Committee, but shall not be less than as permitted under applicable law.

          (ii)    Acceptance.    Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the grant date, by executing an Award Agreement and by paying whatever price (if any) the Committee has designated thereunder.

          (iii)    Legend.    Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

    "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Henry Schein, Inc. (the "Company") 1994 Stock Incentive Plan, and an Award Agreement entered into between the registered owner and the Company dated [insert date]. Copies of such Plan and Award Agreement are on file at the principal office of the Company."

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          (iv)    Custody.    The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

          (v)    Rights as Stockholder.    Except as provided in this subsection and subsection (iv) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Committee, in its sole discretion, specifies otherwise at the time of the Award.

          (vi)    Lapse of Restrictions.    Subject to Sections 17 and 18, if and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.

          (vii)    Termination.    Unless otherwise determined by the Committee at grant or thereafter, upon a Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction shall be forfeited

        (d)    Restricted Stock Units.    The Committee may grant an Award of Restricted Stock in the form of restricted stock units, which grant shall contain such terms and conditions as the Committee shall determine at grant or thereafter, subject to the terms of the Plan. A restricted stock unit is a unit of measurement equivalent to one Share, but with none of the attendant rights of a stockholder of a Share until shares of Common Stock are ultimately distributed in payment of the obligation.

10.    Nontransferability of Awards

        (a)   Except as provided in Section 10(b), no Award shall be transferable by the Participant otherwise than by will or under applicable laws of descent and distribution, and during the lifetime of the Participant may be exercised only by the Participant or his or her guardian or legal representative. In addition, no Award shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and no Award shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Award, or in the event of any levy upon any Award by reason of any execution, attachment or similar process contrary to the provisions hereof, such Award shall immediately become null and void.

        (b)   Notwithstanding the foregoing or any prohibition on transfer contained in any Option Agreement issued before May 26, 1999, a non-qualified Option may be transferred, in whole or in part, to a Family Member of the Participant by gift or domestic relations order unless, with respect to Options granted on or after May 26, 1999, the Participant's Option Agreement expressly limits or eliminates such transferability. Effective on the Restated Effective Date Options are not transferable as provided in Section 10(a), except that the Committee may determine at the time of grant or thereafter that a non-qualified Option that is not otherwise transferable pursuant to this Section is transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. Any Option so transferred may thereafter be transferred by the transferee to any other Family Member of the Participant, and may be exercised by any permitted transferee at such times and to such extent that such Option would have been exercisable by the Participant if no transfer had occurred.

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11.    Rights as a Stockholder

        A Participant (or a permitted transferee of an Option pursuant to Section 10(b)) shall have no rights as a stockholder with respect to any Shares covered by such Participant's Award until such Participant (or a permitted transferee of an Option pursuant to Section 10(b)) shall have become the holder of record of such Shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such Shares, except as otherwise specifically provided for in this Plan.

12.    Determinations

        Each determination, interpretation or other action made or taken pursuant to the provisions of this Plan by the Committee shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Participants, HSI and its Subsidiaries, directors, officers and other employees of HSI and its Subsidiaries, and the respective heirs, executors, administrators, personal representatives and other successors in interest of each of the foregoing.

13.    Termination, Amendment and Modification

        The Plan shall terminate at the close of business on September 30, 2009, unless terminated sooner as hereinafter provided, and no Award shall be granted under the Plan on or after that date. The termination of the Plan shall not terminate any outstanding Awards which by their terms continue beyond the termination date of the Plan. At any time prior to September 30, 2009, the Board or the Committee may amend or terminate the Plan or suspend the Plan in whole or in part. Notwithstanding the foregoing, however, no such amendment may, without the approval of the stockholders of HSI, (i) increase the total number of Shares which may be acquired upon exercise or vesting of Awards granted under the Plan; (ii) change the types of employees, consultants or other advisors eligible to be Participants under the Plan; (iii) effect any change that would require stockholder approval under Section 162(m) of the Code; or (iv) reduce the Purchase Price of any outstanding Awards (except pursuant to Section 5(d)).

        Nothing contained in this Section 13 shall be deemed to prevent the Board or the Committee from authorizing amendments of outstanding Awards, so long as all Awards outstanding at any one time shall not call for issuance of more Shares than the remaining number provided for under the Plan and so long as the provisions of any amended Awards would have been permissible under the Plan if such Award had been originally granted or issued as of the date of such amendment with such amended terms; provided, however, that no outstanding Option may be amended to reduce the Purchase Price specified therein or canceled in consideration for an award having a lower exercise price without the approval of the stockholders of HSI; provided further, however, that the foregoing proviso shall not be deemed to prohibit adjustments related to stock splits, stock dividends, mergers, recapitalizations or other changes in the capital structure or business of HSI pursuant to Section 5(d).

        Notwithstanding anything to the contrary contained in this Section 13, no termination, amendment or modification of the Plan may, without the consent of the Participant or the transferee of such Participant's Award, alter or impair the rights and obligations arising under any then outstanding Award.

14.    Non-Exclusivity

        Subject to the express provisions contained in the HSI Agreement, neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of HSI for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting or issuance of stock options, Shares and/or other incentives otherwise than under the Plan, and such arrangements may be either generally applicable or limited in application.

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15.    Use of Proceeds

        The proceeds of the sale of Shares subject to Awards under the Plan are to be added to the general funds of HSI and used for its general corporate purposes as the Board shall determine.

16.    General Provisions

        (a)    Right to Terminate Employment or Consultancy.    Neither the adoption of the Plan nor the grant of Awards shall impose any obligations on the Company to continue the employment or engagement as a consultant of any Participant, nor shall it impose any obligation on the part of any Participant to remain in the employ of the Company, subject however to the provisions of any agreement between the Company and the Participant.

        (b)    Purchase for Investment.    If the Board determines that the law so requires, the holder of an Award granted hereunder shall, upon any exercise or conversion thereof, execute and deliver to HSI a written statement, in form satisfactory to HSI, representing and warranting that such Participant is purchasing or accepting the Shares then acquired for such Participant's own account and not with a view to the resale or distribution thereof, that any subsequent offer for sale or sale of any such Shares shall be made either pursuant to (i) a registration statement on an appropriate form under the Securities Act, which registration statement shall have become effective and shall be current with respect to the Shares being offered and sold, or (ii) a specific exemption from the registration requirements of the Securities Act, and that in claiming such exemption the holder will, prior to any offer for sale or sale of such Shares, obtain a favorable written opinion, satisfactory in form and substance to HSI, from counsel approved by HSI as to the availability of such exception.

        (c)    Trusts, etc.    Nothing contained in the Plan and no action taken pursuant to the Plan (including, without limitation, the grant of any Award thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between HSI and any Participant or the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. Any reserves that may be established by HSI in connection with the Plan shall continue to be part of the general funds of HSI, and no individual or entity other than HSI shall have any interest in such funds until paid to a Participant. If and to the extent that any Participant or such Participant's executor, administrator, or other personal representative, as the case may be, acquires a right to receive any payment from HSI pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of HSI.

        (d)    Notices.    Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing to such Participant of notices and the delivery to such Participant of agreements, Shares and payments. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address.

        (e)    Severability of Provisions.    If any provisions of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

        (f)    Payment to Minors, Etc.    Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

        (g)    Headings and Captions.    The headings and captions herein are provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

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        (h)    Controlling Law.    The Plan shall be construed and enforced according to the laws of the State of New York.

17.    Issuance of Stock Certificates;
Legends and Payment of Expenses

        (a)    Stock Certificates.    Upon any exercise of an Option and payment of the exercise price as provided in such Option, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by HSI in the name of the person or persons exercising such Option and shall be delivered to or upon the order of such person or persons.

        (b)    Legends.    Certificates for Shares issued upon exercise or vesting of an Award shall bear such legend or legends as the Committee, in its discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or to implement the provisions of any agreements between HSI and the Participant with respect to such Shares.

        (c)    Payment of Expenses.    The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer and with the administration of the Plan.

18.    Listing of Shares and Related Matters

        If at any time the Board shall determine in its sole discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the award or sale of Shares under the Plan, no Shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

19.    Withholding Taxes

        Where a Participant or other person is entitled to receive Shares pursuant to the exercise or vesting of an Award (as applicable), HSI shall have the right to require the Participant or such other person to pay to HSI the amount of any taxes which HSI may be required to withhold before delivery to such Participant or other person of cash or a certificate or certificates representing such Shares.

        Upon the disposition of Shares acquired pursuant to the exercise of an Incentive Stock Option, HSI shall have the right to require the payment of the amount of any taxes which are required by law to be withheld with respect to such disposition.

        Unless otherwise prohibited by the Committee or by applicable law, a Participant may satisfy any statutorily required withholding tax obligation by any of the following methods, or by a combination of such methods: (a) securing payment in cash or property in lieu of withholding; (b) authorizing HSI to withhold from the Shares otherwise payable to such Participant (1) one or more of such Shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation or (2) cash in an amount less than or equal to the amount of the total withholding tax obligation; or (c) delivering to HSI previously acquired Shares (none of which Shares may be subject to any claim, lien, security interest, community property right or other right of spouses or present or former family members, pledge, option, voting agreement or other restriction or encumbrance of any nature whatsoever) having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation.

20.    Section 16(b) of the Act

        All elections and transactions under the Plan by persons subject to Section 16 of the Act involving Shares are intended to comply with all exemptive conditions under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

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EXHIBIT A

PERFORMANCE GOALS

        Performance Goals established for purposes of the grant and/or vesting of Restricted Stock intended to be "performance-based" under Section 162(m) of the Code shall be based on one or more of the following ("Performance Goals"): (i) the attainment of certain target levels of, or a specified increase in, enterprise value or value creation targets of the Company (or any subsidiary, division, other operational unit of the Company or administrative department); (ii) the attainment of certain target levels of, or a percentage increase in after-tax or pre-tax profits of the Company, including without limitation that attributable to continuing and/or other operations of the Company (or in either case a subsidiary, division, other operational unit or administrative department of the Company); (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow of the Company (or a subsidiary, division, other operational unit or administrative department of the Company); (iv) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations of the Company (or a subsidiary, division, other operational unit or administrative department of the Company); (vi) the attainment of certain target levels of, or a specified percentage increase in, net sales, revenues, net income or earnings before income tax or other exclusions of the Company (or a subsidiary, division, other operational unit or administrative department of the Company); (vii) the attainment of certain target levels of, or a specified increase in, return on capital employed (including, without limitation, return on invested capital or return on committed capital of the Company (or any subsidiary, division, other operational unit or administrative department of the Company); (viii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholder equity of the Company (or any subsidiary, division, other operational unit or administrative department of the Company); (ix) the attainment of certain target levels of, or a percentage increase in, market share; (x) the attainment of certain target levels in the fair market value of the shares of the Company's Common Stock; (xi) the growth in the value of an investment in the Company's Common Stock assuming the reinvestment of dividends; (xii) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level of or increase in, all or a portion of controllable expenses or costs or other expenses or costs of the Company, subsidiary, parent, division, operational unit or administrative department; or (xiii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula.

        In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the Performance Goals may be based or (ii) adjust, modify or amend the aforementioned business criteria.

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Exhibit C

1996 Director Plan

HENRY SCHEIN, INC.

1996 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

As Amended and Restated Effective as of April 1, 2003

1.    Purpose of the Plan

        The purposes of this Henry Schein, Inc. 1996 Non-Employee Director Stock Incentive Plan, as amended and restated effective as of April 1, 2003, are to enable Henry Schein, Inc. (the "Company") to attract, retain and motivate directors of the Company who are not employees of the Company or its subsidiaries ("Non-Employee Directors") and who are important to the success of the Company and to create a mutuality of interest between the Non-Employee Directors and the stockholders of the Company by granting such directors options to purchase Common Stock (as defined herein) of the Company and Other Stock-Based Awards (as defined herein).

2.    Definitions

        (a)    "Acquisition Event" means a merger or consolidation in which the Company is not the surviving entity, or any transaction that results in the acquisition of all or substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities in concert, or the sale or transfer of all or substantially all of the Company's assets.

        (b)    "Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

        (c)    "Board" means the board of directors of the Company.

        (d)    "Cause" has the meaning set forth in Section 8(b).

        (e)    "Change of Control" has the meaning set for in Section 6(e).

        (f)    "Code" means the Internal Revenue Code of 1986, as amended.

        (g)    "Committee" means such committee (or subcommittee), if any, appointed by the Board to administer the Plan consisting of two or more directors as may be appointed from time to time by the Board, each of whom shall qualify as a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Act. If the Board does not appoint a committee for this purpose or the Board removes the Committee for any reason, "Committee" means the Board.

        (h)    "Common Stock" means the voting common stock of the Company, par value $.01, any common stock into which the common stock may be converted and any common stock resulting from any reclassification of the common stock.

        (i)    "Company" means Henry Schein, Inc., a Delaware corporation.

        (j)    "Corporate Transaction" has the meaning set forth in Section 6(e)(i)

        (k)    "Disability" means a permanent and total disability, as determined by the Committee in its sole discretion, provided that in no event shall any disability that is not permanent and total disability within the meaning of Section 22(e)(3) of the Code be treated as a Disability. A Disability shall be deemed to occur at the time of the determination by the Committee of the Disability.

        (l)    "Effective Date' has the meaning set forth in Section 3.

        (m)    "Fair Market Value" means the value of a Share (as defined herein) on a particular date, determined as follows:

          (i)    If the Common Stock is listed or admitted to trading on such date on a national securities exchange or quoted through the NASDAQ Stock Market, Inc. ("NASDAQ"), the closing sales price of a Share as reported on the relevant composite transaction tape, if applicable, or on such principal exchange (determined by trading value in the Common Stock) or through NASDAQ, as the case may be, on such date, or in the absence of reported sales on such day, the mean between the reported bid and asked prices reported on such composite transaction tape or exchange or through NASDAQ, as the case may be, on such date; or

          (ii)    If the Common Stock is not listed or quoted as described in the preceding clause, but bid and asked prices are quoted through NASDAQ, the mean between the bid and asked prices as quoted by NASDAQ on such date; or

          (iii)    If the Common Stock is not listed or quoted on a national securities exchange or through NASDAQ or, if pursuant to (i) and (ii) above the Fair Market Value is to be determined based upon the mean of the bid and asked prices and the Committee determines that such mean does not properly reflect the Fair Market Value, by such other method as the Committee determines to be reasonable and consistent with applicable law; or

          (iv)    If the Common Stock is not publicly traded, such amount as is set by the Committee in good faith.

        (n)    "Family Member" means, with respect to any Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, trusts for the exclusive benefit of such individuals, and any other entity owned solely by such individuals.

        (o)    "HSI Agreement" means the Amended and Restated HSI Agreement dated as of February 16, 1994 among the Company and certain other parties.

        (p)    "Incumbent Board" has the moaning set forth in Section 6(e)(ii).

        (q)    "Non-Employee Directors" means directors of the Company who are not employees of the Company or its subsidiaries.

        (r)    "Other Stock-Based Award" shall mean an award of Common Stock and other awards made pursuant to Section 7 that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock.

        (s)    "Option" means the right to purchase one Share at a prescribed Purchase Price on the terms specified in the Plan and the Option agreement. An Option granted under the Plan may only be a non-qualified stock Option, and no Option is intended to qualify as an "incentive stock option" under Section 422 of the Code.

        (t)    "Outstanding HSI Voting Securities" has the meaning set forth in Section 6(e)(i).

        (u)    "Participant" means a Non-Employee Director who is granted Options under the Plan.

        (v)    "Person" means an individual, entity or group within the meaning of Section l3d-3 or 14d-1 of the Act.

        (w)    "Plan" means the Henry Schein, Inc. 1996 Non-Employee Director Stock Incentive Plan, as amended from time to time.

        (x)    "Purchase Price' means purchase price per Share.

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        (y)    "Securities Act" means the Securities Act of 1933, as amended.

        (z)    "Share" means a share of Common Stock.

        (aa)    "Termination of Services" means termination of the relationship with the Company so that an individual is no longer a director of the Company.

3.    Effective Date/Expiration of Plan

        This Plan shall become effective as of March 22, 1996 (the "Effective Date"), and was amended on March 4, 2002, subject to its approval not later than the date of the Company's 2002 Annual Meeting of Stockholders by the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. The Plan was subsequently amended and restated effective as of April 1, 2003, subject to stockholder approval by a majority of the total votes cast in person or by proxy (the "Restated Effective Date"). Grants of Options under the Plan may be made on and after the Effective Date and the Restated Effective Date, and Other Stock-Based Awards may be granted after the Restated Effective Date, provided that, if this Plan is not approved in accordance with the preceding sentence on or before such annual meeting, all Options and Other Stock-Based Awards granted pursuant to the Plan shall be null and void. Options may not be exercised prior to such approval. No Option or Other Stock-Based Award shall be granted under the Plan on or after the tenth anniversary of the Effective Date, but Options or Other Stock-Based Awards previously granted may extend beyond that date.

4.    Administration

        (a)    Duties of the Committee.    The Plan shall be administered by the Committee. The Committee shall have full authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; to establish, amend, and rescind rules for carrying out the Plan, to administer the Plan, subject to its provisions; to select Participants in, and grant Options and/or Other Stock-Based Awards under, the Plan; to determine the terms, exercise price and form of exercise payment for each Option or Other Stock-Based Award granted under the Plan; to prescribe the form or forms of instruments evidencing Options and Other Stock-Based Awards and any other instruments required under the Plan (which need not be uniform) and to change such forms from time to time; and to make all other determinations and to take all such steps in connection with the Plan and the Options and Other Stock-Based Awards as the Committee, in its sole discretion, deems necessary or desirable; provided, that all such determinations shall be in accordance with the express provisions, if any, contained in the HSI Agreement, Option agreement, award agreement and the Plan. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it. The determination, action or conclusion of the Committee in connection with the foregoing shall be final, binding and conclusive.

        (b)    Advisors.    The Committee may designate the Secretary of the Company, other employees of the Company or competent professional advisors to assist the Committee in the administration of the Plan, and may grant authority to such persons (other than professional advisors) to execute Option agreements (or other award agreement) or other documents on behalf of the Committee; provided, that no Participant may execute any Option agreement (or other award agreement) granting Options or Other Stock-Based Awards to such Participant. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

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        (c)    Indemnification.    To the maximum extent permitted by law, no officer, member or former officer or member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Other Stock-Based Awards granted under it. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company and to the extent not covered by insurance, each officer, member or former officer or member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former officer's or member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, members or former officers or members may have as directors under applicable law or under the Certificate of Incorporation or By-Laws of the Company or otherwise.

        (d)    Meetings of the Committee.    The Committee shall select one of its members as a Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board. All determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee were in attendance in person or through telephonic communication. Any determination set forth in writing and signed by all of the members of the Committee shall be as fully effective as if it had been made by a vote of such members at a meeting duly called and held.

5.    Shares; Adjustment Upon Certain Events

        (a)    Shares to be Delivered; Fractional Shares.    Shares to be issued under the Plan shall be made available at the discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by the Company and held in treasury. No fractional Shares will be issued or transferred upon the exercise of any Option or as a result of the conversion of any Other Stock-Based Awards. In lieu thereof, the Company shall pay a cash adjustment equal to the same fraction of the Fair Market Value of one Share on the date of exercise.

        (b)    Number of Shares.    Subject to adjustment as provided in this Section 5, the maximum aggregate number of Shares that may be issued under the Plan shall be 200,000 Shares of Common Stock. If Options or Other Stock-Based Awards are for any reason canceled, or expire or terminate unexercised (as applicable), the Shares covered by such Options and such Other Stock-Based Awards shall again be available for grant, subject to the foregoing limit. In addition, if Common Stock has been exchanged by a Participant as full or partial payment to the Company of the Purchase Price or for required withholding, or if the number of shares of Common Stock otherwise deliverable has been reduced for full or partial payment to the Company of the Purchase Price or for required withholding, the number of shares of Common Stock exchanged or reduced shall again be available under the Plan.

        (c)    Adjustments; Recapitalization, etc.    The existence of the Plan and the Options and Other Stock-Based Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any sale or transfer of all or part of

4

its assets or business or any other corporate act or proceeding. If and whenever the Company takes any such action, however, the following provisions, to the extent applicable, shall govern:

          (i)    If and whenever the Company shall effect a stock split, stock dividend, subdivision, recapitalization or combination of Shares or other changes in the Company's Common Stock, (x) the Purchase Price (as defined herein) per Share and the number and class of Shares and/or other securities with respect to which outstanding Options thereafter may be exercised or Other Stock-Based Awards converted, and (y) the total number and class of Shares and/or other securities that may be issued under this Plan, shall be proportionately adjusted by the Committee. The Committee may also make such other adjustments as it deems necessary to take into consideration any other event (including, without limitation, accounting changes) if the Committee determines that such adjustment is appropriate to avoid distortion in the operation of the Plan.

          (ii)    Subject to Section 5(c)(iii), if the Company merges or consolidates with one or more corporations, then from and after the effective date of such merger or consolidation, upon exercise of Options theretofore granted or conversion of Other Stock-Based Awards, the Participant shall be entitled to purchase under such Options and receive under such Other Stock-Based Awards, in lieu of the number of Shares as to which such Options shall then be exercisable, or Other Stock-Based Awards be converted, but on the same terms and conditions set forth in the applicable award agreement, the number and class of Shares and/or other securities or property (including cash) to which the Participant would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, the Participant had been the holder of record of the total number of Shares receivable upon exercise of such Options (whether or not then exercisable) or upon conversion of such Other Stock-Based Awards.

          (iii)    In the event of an Acquisition Event, the Committee may, in its discretion, and without any liability to any Participant, terminate all outstanding Options or Other Stock-Based Award (solely to the extent such award gives a Participant an exercise right) as of the consummation of the Acquisition Event by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event; provided that, during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each Participant shall have the right to exercise in full all of the Options or such Other Stock-Based Awards described in this subsection (iii) that are then outstanding (without regard to limitations on exercise otherwise contained in the Options). If an Acquisition Event occurs and the Committee does not terminate the outstanding Options or Other Stock-Based Award described in this subsection (iii) pursuant to the preceding sentence, then the provisions of Section 5(c)(ii) shall apply.

          (iv)    If, as a result of any adjustment made pursuant to the preceding paragraphs of this Section 5, any Participant shall become entitled upon exercise of an Option or conversion of Other Stock-Based Awards to receive any securities other than Common Stock, then the number and class of securities so receivable thereafter shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock set forth in this Section 5, as determined by the Committee in its discretion.

          (v)    Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to the number and class of Shares and/or other securities or property subject to Other Stock-Based Awards and Options theretofore granted of the Purchase Price per Share.

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6.     Awards and Terms of Options;

        (a)    Grant.    The Committee may grant Options to Non-Employee Directors.

        (b)    Exercise Price.    The Purchase Price deliverable upon the exercise of an Option shall equal 100% of the Fair Market Value on the date of grant.

        (c)    Number of Shares.    The Option agreement shall specify the number of Options granted to the Participant, as determined by the Committee in its sole discretion.

        (d)    Exercisability.    At the time of grant, the Committee shall specify when and on what terms the Options granted shall be exercisable. In the case of Options not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the Options may be exercised and may waive any other conditions to exercise, subject to the terms of the option agreement and the Plan. No Option shall be exercisable after the expiration of ten (10) year from the date of grant. Each Option shall be subject to earlier termination as provided in Section 8 below.

        (e)    Acceleration of Exercisability on Change of Control.    All Options granted and not previously exercisable shall become exercisable immediately upon the later of a Change of Control (as defined herein) or approval of this Plan in accordance with Section 3. For this purpose, a "Change of Control" shall be deemed to have occurred upon:

          (i)    an acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 33% (20% with respect to Options granted prior to the Restated Effective Date) or more of either (A) the then outstanding Shares or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding HSI Voting Securities"); excluding, however, the following: (w) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (x) any acquisition by the Company, (y) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or (z) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar corporate transaction (in each case, a "Corporate Transaction"), if, pursuant to such Corporate Transaction, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Section 6 are satisfied; or

          (ii)   a change in the composition of the Board such that the individuals who, as of the Restated Effective Date hereof, constitute the Board (the Board as of the date hereof shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that for purposes of this Subsection any individual who becomes a member of the Board subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

          (iii)  the approval by the stockholders of the Company of a Corporate Transaction or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation), excluding, however, such Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the outstanding Shares and Outstanding HSI Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock of the corporation resulting

6

  from such Corporate Transaction and the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, in substantially the same proportions as their ownership immediately prior to such Corporate Transaction, of the outstanding Shares and Outstanding HSI Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or the corporation resulting from such Corporate Transaction and any Person beneficially owning, immediately prior to such Corporate Transaction, directly or indirectly, 33% (20% with respect to Options granted prior to the Restated Effective Date) or more of the outstanding Shares or Outstanding HSI Voting Securities, as the case may be) will beneficially own, directly or indirectly, 33% (20% with respect to Options granted prior to the Restated Effective Date) or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and (C) individuals who were members of the incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction, notwithstanding the foregoing, no Change of Control will occur if the Incumbent Board approves the Corporate Transaction; or

          (iv)  the approval of the stockholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company; excluding, however, such sale or other disposition to a corporation with respect to which, following such sale or other disposition, (x) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Shares and Outstanding HSI Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Shares and Outstanding HSI Voting Securities, as the case may be, (y) no Person (other than the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 33% (20% with respect to Options granted prior to the Restated Effective Date) or more of the outstanding Shares or Outstanding HSI Voting Securities, as the case may be) will beneficially own, directly or indirectly, 33% (20% with respect to Options granted prior to the Restated Effective Date) or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (z) individuals who were members of the incumbent Board will constitute at least a majority of the members of the board of directors of such corporation.

        (f)    Exercise of Options.

          (i)    A Participant may elect to exercise one or more Options by giving written notice to the Committee of such election and of the number of Options such Participant has elected to exercise, accompanied by payment in full of the aggregate Purchase Price for the number of shares for which the Options are being exercised.

          (ii)   Shares purchased pursuant to the exercise of Options shall be paid for at the time of exercise as follows:

            (A)  in cash or by check, bank draft or money order payable to the order of the Company;

7

            (B)  if so permitted by the Committee: (x) through the delivery of unencumbered Shares (including Shares being acquired pursuant to the Options then being exercised), provided such Shares (or such Options) have been owned by the Participant for such period as may be required by applicable accounting standards to avoid a charge to earnings or (y) through a combination of Shares and cash as provided above, provided, that, if the Shares delivered upon exercise of the Option is an original issue of authorized Shares, at least so much of the exercise price as represents the par value of such Shares shall be paid in cash or by a combination of cash and Shares; or

            (C)  on such other terms and conditions as may be acceptable to the Committee and in accordance with applicable law. Upon receipt of payment, the Company shall deliver to the Participant as soon as practicable a certificate or certificates for the Shares then purchased.

7.     Awards of Other Stock-Based Awards

        Other Stock-Based Awards, including, without limitation, stock appreciation rights, performance shares, deferred shares, shares of Common Stock and restricted stock units, may be granted either alone, or in addition to, or in tandem with, Options. The Company may, in its discretion, permit Non-Employee Directors to defer a portion of their cash compensation in the form of Other Stock-Based Awards granted under this Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company.

        Subject to the provisions of this Plan, the Committee shall have authority to determine the Non-Employee Directors to whom and the time or times at which such Other Stock- Based Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Other Stock-Based Awards, and all other conditions of the Other Stock-Based Awards.

        (a)   Other Stock-Based Awards made pursuant to this Section shall be subject to the following terms and conditions:

          (i)    Dividends.    Unless otherwise determined by the Committee at the time of grant, subject to the provisions of the award agreement and this Plan, the recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Other Stock-Based Award, as determined at the time of grant by the Committee, in its sole discretion.

          (ii)   Vesting.    Other Stock-Based Awards and any Common Stock covered by any such Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

          (iii)  Waiver of Limitation.    The Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based Award granted under this Plan.

          (iv)  Price.    Common Stock or Other Stock-Based Awards purchased pursuant to a purchase right awarded under this Plan shall be priced as determined by the Committee.

8.     Effect of Termination of Services on Options and Other Stock-Based Awards

        (a)   Death, Disability, Retirement, etc.    Except as otherwise provided in the Participant's option agreement or in this Plan, upon Termination of Services, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Services (and any Options not previously exercisable but made exercisable by the Committee at or after the Termination of Services) shall

8

remain exercisable by the Participant to the extent not theretofore exercised for the following time periods (subject to Section 6(d)):

          (i)    In the event of the Participant's death, such Options shall remain exercisable (by the Participant's estate or by the person given authority to exercise such Options by the Participant's will or by operation of law) for a period of one (1) year from the date of the Participant's death, provided that the Committee. In its discretion, may at any time extend such time period to up to three (3) years from the date of the Participant's death.

          (ii)   In the event the Participant retires at or after age 65 (or, with the consent of the Committee, before age 65), or if the Participant's services terminate due to Disability, such Options shall remain exercisable for one (1) year from the date of the Participant's Termination of Services, provided that the Committee, in its discretion, may at any time extend such time period to up to three (3) years from the date of the Participant's Termination of Services.

        (b)   Cause or Voluntary Termination.    Upon the Termination of Services of a Participant for cause (as defined herein) or if it is discovered after such Termination of Services that such Participant had engaged in conduct that would have justified a Termination of Services for Cause, all outstanding Options shall immediately be canceled, provided that with respect to Options granted on or after the Restated Effective Date, upon any such termination the Committee may, in its discretion, require the Participant to promptly pay to the Company (and the Company shall have the right to recover) any gain the Participant realized as a result of the exercise of any Option that occurred within one (1) year prior to such Termination of Services or the discovery of conduct that would have justified a Termination of Services for Cause. Termination of Services shall be deemed to be for "Cause" for purposes of this Section 8(b) if the Participant shall have committed fraud or any felony in connection with the Participant's duties as a director of the Company or willful misconduct or any act of disloyalty, dishonesty, fraud or breach of trust, confidentiality or fiduciary duties as to the Company or the commission of any other act which causes or may reasonably be expected to cause economic or reputational injury to the Company.

        (c)   Other Termination.    In the event of Termination of Services for any reason other than as provided in Section 8(a) and 8(b), all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Services shall remain exercisable (to the extent exercisable by such Participant immediately before such termination) for a period of three (3) months after such termination, provided that the Committee in its discretion may extend such time period to up to one (1) year from the date of the Participant's Termination of Services.

        (d)   Rules Applicable to Other Stock-Based Awards.    Subject to the award agreement and this Plan, upon a Participant's Termination of Service for any reason during any period or restriction as may be applicable for an Other Stock-Based Award, the Other Stock-Based Awards in question shall vest or be forfeited in accordance with the terms and conditions established by the Committee at the time of grant or thereafter.

9.     Nontransferability of Options and Other Stock-Based Awards

        Except as otherwise provided below, no Option or Other Stock-Based Award shall be transferable by the Participant otherwise than by will or under applicable laws of descent and distribution, and during the lifetime of the holder may be exercised only by the holder or his or her guardian or legal representative. In addition, no Option or Other Stock-Based Award shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and no Option or Other Stock-Based Award shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Option or Other Stock-Based Award, or in the event of any levy upon any Option or Other Stock-Based Award by reason of any execution, attachment or similar process contrary to the provisions hereof, such Option or Other Stock-Based Award shall immediately be cancelled.

9

        Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that an Option or Other Stock-Based Award that is not otherwise transferable pursuant to this Section is transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. Any Option or Other Stock-Based Award so transferred may thereafter be transferred by the transferee to any other Family Member of the Participant, and any Option or Other Stock-Based Award (solely to the extent such award gives a Participant an exercise right) may be exercised by any permitted transferee at such times and to such extent that such Option or such Other Stock-Based Award would have been exercisable by the Participant if no transfer had occurred.

10.   Rights as a Stockholder

        A holder of an Option or Other Stock-Based Award shall have no rights as a stockholder with respect to any Shares covered by such holder's Option or Other Stock-Based Award until such holder shall have become the holder of record of such Shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such Shares, except as otherwise specifically provided for in this Plan.

11.   Determinations

        Each determination, interpretation or other action made or taken pursuant to the provisions of this Plan by the Committee shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the holders of any Options or Other Stock-Based Awards and Non-Employee Directors and their respective heirs, executors, administrators, personal representatives and other successors in interest.

12.   Termination, Amendment and Modification

        The Plan shall terminate at the close of business on the tenth anniversary of the Effective Date, unless terminated sooner as hereinafter provided, and no Option or Other Stock-Based Award shall be granted under the Plan on or after that date. The termination of the Plan shall not terminate any outstanding Options or Other Stock-Based Awards which by their terms continue beyond the termination date of the Plan. At any time prior to the tenth anniversary of the Effective Date, the Board or the Committee may amend or terminate the Plan or suspend the Plan in whole or in part. Notwithstanding the foregoing, however, no such amendment may, without the, approval of the stockholders of the Company, (i) increase the total number of Shares which may be subject to Options or Other Stock-Based Award granted under the Plan; or (ii) change the requirements for eligibility for participation in the Plan.

        Subject to the provisions of this Section 12, nothing contained in this Section 12 (except as provided in the next paragraph) shall be deemed to prevent the Board or the Committee from authorizing amendments of outstanding Options or Other Stock-Based Awards of Participants, including, without limitation, the reduction of the Purchase Price specified therein (or the granting or issuance of new Options at a lower Purchase Price upon cancellation of outstanding Options), so long as (i) all Options outstanding at any one time shall not call for issuance of more Shares than the remaining number provided for under the Plan, (ii) the provisions of any amended Options would have been permissible under the Plan if such Option had been originally granted or issued as of the date of such amendment with such amended terms and (iii) the provisions regarding stockholder approval set forth below in this Section 12 are complied with.

        Notwithstanding anything to the contrary contained in this Section 12, without the approval of the stockholders of the Company, no outstanding Option may be modified to reduce the Purchase Price thereof nor may a new Option at a lower price be substituted for a simultaneously surrendered Option,

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provided that the foregoing shall not apply to adjustments or substitutions in accordance with Section 5.

        Notwithstanding anything to the contrary contained in this Section 12, no termination, amendment or modification of the Plan may, without the consent of the Participant or the transferee of such Participant's Option or Other Stock-Based Award, alter or impair the rights and obligations arising under any then outstanding Option or Other Stock-Based Award.

13.   Non-Exclusivity

        Subject to the express provisions contained in the HSI Agreement, neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting or issuance of stock options, Shares and/or other incentives otherwise than under the Plan, and such arrangements may be either generally applicable or limited in application.

14.   Use of Proceeds

        The proceeds of the sale of Shares subject to Options or Other Stock-Based Awards under the Plan are to be added to the general funds of the Company and used for its general corporate purposes as the Board shall determine.

15.   General Provisions

        (a)   Right to Terminate Services.    Neither the adoption of the Plan nor the grant of Options or Other Stock-Based Awards shall impose any obligations on the Company to retain any Participant as a director nor shall it impose any obligation on the part of any Participant to remain a director.

        (b)   Purchase for Investment.    If the Board determines that the law so requires, the holder of an Option or Other Stock-Based Award granted hereunder shall, upon any exercise or conversion thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, representing and warranting that such Participant is purchasing or accepting the Shares then acquired for such Participant's own account and not with a view to the resale or distribution thereof, that any subsequent offer for sale or sale of any such Shares shall be made either pursuant to (i) a registration statement on in appropriate form under the Securities Act, which registration statement shall have become effective and shall be current with respect to the Shares being offered and sold, or (ii) a specific exemption from the registration requirements of the Securities Act, and that in claiming such exemption the holder will, prior to any offer for sale or sale of such Shares, obtain a favorable written opinion, satisfactory in form and substance to the Company, from counsel approved by the Company as to the availability of such exception.

        (c)   Trusts, etc.    Nothing contained in the Plan and no action taken pursuant to the Plan (including, without limitation, the grant of any Option or Other Stock-Based Award thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant or the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. Any reserves that may be established by the Company in connection with the Plan shall continue to be part of the general funds of the Company, and no individual or entity other than the Company shall have any interest in such funds until paid to a Participant. If and to the extent that any Participant or such Participant's executor, administrator, or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

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        (d)   Notices.    Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing to such Participant of notices and the delivery to such Participant of agreements, Shares and payments. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address.

        (e)   Severability of Provisions.    If any provisions of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

        (f)    Payment to Minors, Etc.    Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

        (g)   Readings and Captions.    The headings and captions herein are provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

16.   Issuance of Stock Certificates; Legends and Payment of Expenses

        (a)   Stock Certificates.    Upon any exercise of an Option and payment of the exercise price as provided in such Option, or upon conversion of an Other Stock-Based Award, a certificate or certificates for the Shares as to which such Option has been exercised or Other Stock-Based Award has been converted, shall be issued by the Company in the name of the person or persons exercising such Option or converting such Other Stock-Based Award and shall be delivered to or upon the order of such person or persons.

        (b)   Legends.    Certificates for Shares issued upon exercise of an Option or conversion of an Other Stock-Based Award shall bear such legend or legends as the Committee, in its discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or to implement the provisions of any agreements between the Company and the Participant with respect to such Shares.

        (c)   Payment of Expenses.    The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer and with the administration of the Plan.

17.   Listing of Shares and Related Matters

        If at any time the Board shall determine in its sole discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the award or sale of Shares under the Plan, no Shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

18.   Withholding Taxes

        Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or the conversion of an Other Stock-Based Award, the Company shall have the right to require the Participant or such other person to pay to the Company the amount of any taxes which the Company may be required to withhold before delivery to such Participant or other person of cash or a certificate or certificates representing such Shares.

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AMENDMENT

TO THE

HENRY SCHEIN, INC.

1996 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

        WHEREAS, Henry Schein, Inc. (the "Company") maintains the Henry Schein, Inc. 1996 Non-Employee Director Stock Incentive Plan, as amended (the "Plan");

        WHEREAS, pursuant to Section 12 of the Plan, the Board of Directors of the Company (the "Board") reserved the right to amend the Plan; and

        WHEREAS, the Board desires to amend the Plan.

        NOW, THEREFORE, the Plan is amended, effective as of April 1, 2004, subject to stockholder approval (other than with respect to Section 3 below, which is not subject to stockholder approval) as follows:

  1.
  Section 3 of the Plan is amended by adding the following new sentence to the end thereof:

    "Notwithstanding the foregoing, no Option or Other Stock-Based Award shall be granted under the Plan on or after March 22, 2011, but Options or Other Stock-Based Awards previously granted may extend beyond that date."

  2.
  The first sentence of Section 5(b) of the Plan is amended by substituting the number "400,000" in lieu of "200,000" where it appears therein.

  3.
  Section 5(b) of the Plan is amended by adding the following new sentence to the end thereof:

    "Subject to adjustment as provided in this Section 5, the maximum aggregate number of Shares that are available for the grant of Other Stock-Based Awards under the Plan shall be 140,000 Shares of Common Stock."

        IN WITNESS WHEREOF, the Company has caused this amendment to be executed this 21st day of April, 2004.

HENRY SCHEIN, INC.
By:	/s/ MICHAEL ETTINGER
Title:	Vice President, General Counsel and Secretary

Exhibit D

Henry Schein, Inc. 2004 Employee Stock Purchase Plan

HENRY SCHEIN, INC.

2004 EMPLOYEE STOCK PURCHASE PLAN

HENRY SCHEIN, INC.

2004 EMPLOYEE STOCK PURCHASE PLAN

1.    Purpose.

        The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries and Designated Parent with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code and the provisions of the Plan shall be construed in a manner consistent with the requirements of such section of the Code. The Plan shall be effective on January 1, 2005, subject to approval of the holders of the Company's Common Stock within twelve (12) months before or after the date the Plan is adopted by the Board.

2.    Definitions.

        (a)   "Agent" shall mean the agent appointed by the Committee pursuant to Section 11(b) hereof.

        (b)   "Board" shall mean the Board of Directors of the Company.

        (c)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (d)   "Committee" shall mean the Compensation Committee of the Board or such other committee or subcommittee appointed from time to time by the Board. To the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.

        (e)   "Common Stock" shall mean shares of the Company's common stock, par value $.01 per share.

        (f)    "Company" shall mean Henry Schein, Inc., a Delaware corporation or any successor corporation.

        (g)   "Compensation" shall mean the total cash compensation paid during an Offering Period by the Company, any Designated Subsidiary or Designated Parent or any affiliate of the Company to an Employee, including overtime, commissions and bonuses, as reported by the Company, any Designated Subsidiary or Designated Parent or any affiliate of the Company for federal income tax purposes, and including an Employee's portion of salary deferral contributions pursuant to Section 401(k) of the Code and any amount excludable pursuant to Section 125 or 132(f) of the Code. Compensation shall not include any contributions by the Company or any of its affiliates to, or benefits paid under, this Plan or under any other pension, profit-sharing, fringe benefit, group insurance or other employee welfare plan heretofore or hereafter adopted or any deferred compensation arrangement. For purposes of this Section, affiliate shall mean any entity required to be aggregated with the Company under Section 414 (b), (c), (m) or (o) of the Code.

        (h)   "Designated Parent" shall mean the Parent Corporation of the Company if so specifically designated as eligible to participate in the Plan by the Board in its sole discretion.

        (i)    "Designated Subsidiaries" shall mean each Subsidiary Corporation of the Company on the effective date of the Plan and future Subsidiary Corporations which are not specifically excluded from participation by the Board from time to time in its sole discretion. Notwithstanding the foregoing, after the effective date of the Plan the term "Designated Subsidiaries" shall not include future Subsidiary Corporations located in Foreign Jurisdictions, unless the Board specifically designates any such Subsidiary Corporation as a Designated Subsidiary.

        (j)    "Disability" or "Disabled" shall mean a permanent and total disability as defined under Section 22(e)(3) of the Code.

        (k)   "Employee" shall mean any person, including an officer, who is regularly and continuously employed by the Company, a Designated Subsidiary or a Designated Parent.

        (l)    "Employer" shall mean, with respect to any Employee, the Company, a Designated Subsidiary or a Designated Parent by which the Employee is employed.

        (m)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (n)   "Exercise Date" shall mean the last business day of each Offering Period in which payroll deductions are made under the Plan.

        (o)   "Fair Market Value" shall mean, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales price reported for the Common Stock on the applicable date (i) as reported by the principal national securities exchange in the United States on which it is then traded or The Nasdaq Stock Market, Inc. or (ii) if not traded on any such national securities exchange or The Nasdaq Stock Market, Inc., as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. If the Common Stock is not readily tradable on a national securities exchange, The Nasdaq Stock Market, Inc. or any system sponsored by the National Association of Securities Dealers, Inc. its Fair Market Value shall be set in good faith by the Committee.

        (p)   "Foreign Jurisdiction" shall mean any jurisdiction outside of the United States including, without limitation, countries, states, provinces and localities.

        (q)   "Leave of Absence" shall mean a leave of absence determined in accordance with the personnel policies of a Participant's Employer.

        (r)   "Offering Date" shall mean January 1 and July 1 or such other dates designated by the Committee in its sole discretion.

        (s)   "Offering Period" shall mean each semi-annual period during each calendar year during the effectiveness of the Plan, commencing on each Offering Date, provided that the Committee shall have the authority to change the duration of Offering Periods, in its sole discretion.

        (t)    "Option" shall mean an option to purchase Common Stock of the Company.

        (u)   "Parent Corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting an Option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        (v)   "Participant" shall mean an Employee who participates in the Plan.

        (w)  "Plan" shall mean this Henry Schein, Inc. 2004 Employee Stock Purchase Plan, as amended from time to time.

        (x)   "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

        (y)   "Subsidiary Corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.    Eligibility.

        (a)   Subject to the requirements of Section 4(b) hereof, any person who is (i) an Employee as of an Offering Date and (ii) who customarily works more than twenty (20) hours per week for an

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Employer and more than five (5) months per year for an Employer shall be eligible to participate in the Plan and be granted an Option for the Offering Period commencing on such Offering Date.

        (b)   Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an Option under the Plan:

          (i)    if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding Options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary Corporation or Parent Corporation; or

          (ii)   which permits such Employee's right to purchase stock under all employee stock purchase plans (as described in Section 423 of the Code) of the Company and any Subsidiary Corporation or Parent Corporation to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for any calendar year in which such option is outstanding at any time.

4.    Grant of Option; Participation.

        (a)   On each Offering Date, the Company shall commence an offer by granting each Employee eligible pursuant to Section 3 hereunder, an Option to purchase Common Stock, subject to the limitations set forth in Sections 3(b) and 10 hereof. The Committee shall specify the terms and conditions for each such offer, including the number of shares of Common Stock that may be purchased thereunder.

        (b)   Each eligible Employee may elect to become a Participant in the Plan with respect to an Offering Period, only by filing an agreement with the Employer authorizing payroll deductions (as set forth in Section 5 hereof).

        (c)   The Option price per share of the Common Stock subject to an offering shall be determined by the Board, in its sole discretion, and shall remain in effect unless modified at least thirty (30) days prior to the applicable Offering Date, but in no event shall be less than the lesser of: (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the first business day of the Offering Period or (ii) eighty-five (85%) of the Fair Market Value of a share of Common Stock on the Exercise Date.

5.    Payroll Deductions.

        (a)   At least fourteen (14) days (or such shorter period designated by the Committee) prior to each Offering Date, a Participant may, in the manner prescribed by forms approved by the Committee, authorize payroll deductions up to a limit specified by the Committee, which may be expressed as a dollar amount or a percentage of a Participant's Compensation (as determined by the Committee), provided that in no event shall such deductions exceed ten percent (10%) of a Participant's Compensation during the Offering Period or the limit set forth in Section 3(b)(ii) above. A Participant may increase or decrease such payroll deductions (subject to the limits provided in the prior sentence) prior to the beginning of any subsequent Offering Period, upon fourteen (14) days' (or such shorter period designated by the Committee) prior written notice to the Committee. A Participant may terminate a payroll deduction authorization at any time, upon fourteen (14) days' (or such shorter period designated by the Committee) prior written notice to the Committee. An authorization shall remain in effect until modified or terminated by the Participant or until the percentage used to determine the Option price (as determined pursuant to Section 4(c) above) is effectively increased.

        (b)   All payroll deductions made by a Participant shall be credited to such Participant's account under the Plan. A Participant may not make any additional payments into such account.

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        (c)   In the event a Participant makes a hardship withdrawal of employee deferral contributions under a 401(k) profit sharing plan of the Company, a Designated Subsidiary, or a Designated Parent or an affiliate or any other plan qualified under Section 401(a) of the Code that contains a Code Section 401(k) feature, such Participant's payroll deductions and the purchase of Common Stock under the Plan shall be suspended until the first payroll period following the Offering Date commencing after the six (6) month period (or such other time period required under Section 401(k) of the Code) after such hardship withdrawal. If a Participant who elects a hardship withdrawal under such a 401(k) profit sharing plan or such other plan has a cash balance accumulated in his or her account at the time of withdrawal that has not already been applied to purchase Common Stock, such cash balance shall be returned to the Participant as soon as administratively practicable.

6.
Exercise of Option.

        (a)   Unless a Participant withdraws from the Plan as provided in Section 8 hereof, such Participant's election to purchase Common Stock shall be exercised automatically on the Exercise Date, and the maximum number of whole and/or fractional shares of Common Stock subject to such Option shall be purchased for such Participant at the applicable Option price (determined in accordance with Section 4(c)) with the accumulated payroll deductions in such Participant's account. If all or any portion of the shares of Common Stock cannot reasonably be purchased on the Exercise Date because of unavailability or any other reason (as determined in the sole discretion of the Committee), such purchase shall be made as soon thereafter as practicable. In no event shall certificates for any fractional shares be issued under the Plan.

        (b)   Common Stock purchased upon exercise of an Option hereunder shall be credited to the Participant's account under the Plan and shall be deemed to be transferred to the Participant on the Exercise Date and, except as otherwise provided herein, the Participant shall have all rights of a stockholder with respect to such shares, including, without limitation, the right to receive dividends on the shares and the right to vote or tender such shares.

7.
Delivery of Common Stock.

        (a)   Certificates for whole shares of Common Stock shall not be issued to Participants unless and until requested or as otherwise provided pursuant to Section 8. Such certificates shall be issued as soon as administratively practicable following the Participant's request for issuance. If a Participant requests certificates for whole shares of Common Stock, any fractional shares of Common Stock shall remain in the Participant's account during his or her employment, unless he or she requests cash in lieu of the fractional shares. A fee fixed by the Plan's Agent or transfer agent, as the case may be, may be charged to the Participant for the issuance of certificates of Common Stock and for the replacement of lost certificates. Certificates for a fractional share of Common Stock shall not be issued under any circumstance.

        (b)   A Participant may request the Agent to sell all or a portion of shares of Common Stock for which certificates have not been issued and receive cash for such shares, subject to any brokerage fees or commissions.

8.
Withdrawals; Termination of Employment; Disability or Leave of Absence Prior to Termination of Employment.

        (a)   A Participant may withdraw all, but not less than all, the payroll deductions credited to such Participant's account (that have not been used to purchase Common Stock) under the Plan at any time prior to the Exercise Date by giving fourteen (14) days' (or such shorter period designated by the Committee) prior written notice to the Committee. All such payroll deductions credited to such Participant's account shall be paid to such Participant (without interest) promptly after receipt of such Participant's written notice of withdrawal and such Participant's Option for the Offering Period in which the withdrawal occurs shall be automatically terminated. No further payroll deductions for the

4

purchase of Common Stock shall be made for such Participant during the Offering Period in which a withdrawal occurs. A Participant's withdrawal from an offering shall not have any effect upon such Participant's eligibility to participate in a subsequent offering or in any similar plan which may hereafter be adopted by the Company.

        (b)   If a Participant retires or terminates his or her employment with the Company, any Subsidiary Corporation and any Parent Corporation for any reason other than death, the payroll deductions credited to such Participant's account (that have not been used to purchase Common Stock) shall be returned or distributed to the Participant (without interest) as soon as practicable following the Participant's retirement or other termination of employment. The Participant shall elect, within the sixty (60) day period following the Participant's retirement or other termination of employment with the Company, any Subsidiary Corporation and any Parent Corporation: (i) to receive certificates for all of the whole shares of Common Stock and cash in lieu of any fractional shares of Common Stock credited to the Participant's account under the Plan, (ii) to have certificates for all shares of Common Stock (including fractional shares) credited to the Participant's account under the Plan transferred to an individual brokerage account established by the Agent for the benefit of the Participant or for the benefit of the Participant and his or her spouse as joint tenants with rights of survivorship, or (iii) a combination of (i) and (ii). If the Participant fails to timely make such election, the Participant shall receive certificates for all of the whole shares of Common Stock and cash in lieu of any fractional shares of Common Stock credited to the Participant's account under the Plan. A fee fixed by the Plan's Agent may be charged to the Participant for the issuance of certificates of Common Stock.

        (c)   In the event of the Participant's death, the Participant's Option shall be exercised in accordance with the terms of the Plan such that the payroll deductions credited to such Participant's account after the Offering Date (whether before or immediately following the Participant's death) shall be used to purchase Common Stock in accordance with the terms of the Plan. The Participant's beneficiary shall elect, within the sixty (60) day period following the Exercise Date following the Participant's death, (i) to receive certificates for all of the whole shares of Common Stock and cash in lieu of any fractional shares of Common Stock credited to the Participant's account under the Plan, (ii) to have certificates for all shares of Common Stock (including fractional shares) credited to the Participant's account under the Plan transferred to an individual brokerage account established by the Agent for the benefit of the Participant's beneficiary, or (iii) a combination of (i) and (ii). If the Participant's beneficiary fails to timely make such election, the Participant's beneficiary shall receive certificates for all of the whole shares of Common Stock and cash in lieu of any fractional shares of Common Stock credited to the Participant's account under the Plan. A fee fixed by the Plan's Agent may be charged to the Participant's beneficiary for the issuance of certificates of Common Stock.

        (d)   In the event of a Participant's Disability or Leave of Absence, payroll deductions shall only be taken from Compensation that is due and owing to the Participant. To the extent that any cash balance has accumulated in the Participant's account, such balance shall be used to purchase Common Stock on the Exercise Date. With respect to a Participant who becomes ineligible to participate due to a Disability or Leave of Absence, Common Stock held in such Participant's account shall continue to be held in the Participant's account unless he or she elects otherwise under Section 7(a). In the event that such individual's Disability or Leave of Absence ends and such individual returns to work as an Employee and satisfies the eligibility conditions under Section 3, payroll deductions shall resume automatically in accordance with his or her most recent payroll deduction authorization form in effect prior to the Disability or Leave of Absence, unless he or she elects otherwise. Section 8(b) shall apply to any termination of employment with the Company, any Subsidiary Corporation and any Parent Corporation following a Participant's Disability or Leave of Absence.

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9.
Dividends and Interest.

        (a)   Cash dividends, if any, on Common Stock acquired pursuant to the exercise of an Option granted under the Plan will be automatically paid by check directly to the Participant by the Company, or if applicable, the transfer agent. Dividends paid in property other than cash or Common Stock shall be distributed to Participants as soon as practicable.

        (b)   No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan.

10.
Stock.

        (a)   The maximum number of shares of Common Stock that shall be reserved for sale under the Plan shall be 750,000 subject to adjustment as provided in Section 16 hereof. If the total number of Common Stock that would otherwise be subject to Options granted pursuant to Section 4(a) hereof on an Offering Date exceeds the number of shares of Common Stock then available under the Plan (after deduction of all shares for which Options have been exercised or are then outstanding), the Committee shall make a pro rata reduction and allocation of the shares of Common Stock remaining available for Options in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Committee shall give written notice to each Participant of such reduction of the number of Option shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary. Purchases of Common Stock under the Plan shall be made by the Agent on the open market, or in the sole discretion of the Committee, may be made by the Company's delivery of treasury shares or newly-issued and authorized shares to the Plan, upon such terms as the Committee may approve.

        (b)   Common Stock to be delivered to a Participant under the Plan shall be registered solely in the name of the Participant or, at the election of the Participant, in the name of the Participant and his or her spouse as joint tenants with rights of survivorship.

11.
Administration.

        (a)   The Plan shall be administered by the Committee, and the Committee may delegate its duties and responsibilities hereunder, as determined by the Committee in its sole discretion. The Committee shall have full power and authority, subject to the provisions of the Plan, to grant Options to Participants, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to the laws of, Foreign Jurisdictions to comply with applicable tax, securities and other applicable laws. All interpretations and determinations of the Committee shall be made in its sole and absolute discretion based on the Plan document and shall be final, conclusive and binding on all parties.

        (b)   The Committee may employ such legal counsel, consultants, brokers and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant, broker or agent. The Committee may, in its sole discretion, designate an Agent to administer the Plan, purchase and sell Common Stock in accordance with the Plan, keep records, send statements of account to Participants and to perform other duties relating to the Plan, as the Committee may request from time to time. The Agent shall serve as custodian for purposes of the Plan and, unless otherwise requested by the Participant, Common Stock purchased under the Plan shall be held by and in the name of, or in the name of a nominee of, the custodian for the benefit of each Participant, who shall thereafter be a beneficial stockholder of the Company. The Committee may adopt, amend or repeal any guidelines or requirements necessary for the custody and delivery of the Common Stock, including, without limitation, guidelines regarding the imposition of reasonable fees in certain circumstances.

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        (c)   The Company shall, to the fullest extent permitted by law and the Certificate of Incorporation and By-laws of the Company and, to the extent not covered by insurance, indemnify each director, officer or employee of the Employer (including the heirs, executors, administrators and other personal representatives of such person) and each member of the Committee against all expenses, costs, liabilities and losses (including attorneys' fees, judgments, fines, excise taxes or penalties, and amounts paid or to be paid in settlement) actually and reasonably incurred by such person in connection with any threatened, pending or actual suit, action or proceeding (whether civil, criminal, administrative or investigative in nature or otherwise) in which such person may be involved by reason of the fact that he or she is or was serving this Plan in any capacity at the request of the Employer, the Committee or the Board, except in instances where any such person engages in fraud. Such right of indemnification shall include the right to be paid by the Company for expenses incurred or reasonably anticipated to be incurred in defending any such suit, action or proceeding in advance of its disposition; provided, however, the payment of expenses in advance of the settlement or final disposition of a suit, action or proceeding, shall be made only to the extent permitted by applicable law, and upon delivery to the Company of an undertaking by or on behalf of such person to repay all amounts so advanced if it is ultimately determined that such person is not entitled to be indemnified hereunder. Such indemnification shall be in addition to any rights of indemnification the person may have as a director, officer or employee or under the Certificate of Incorporation of the Company or the By-Laws of the Company. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company.

        (d)   Participants shall be fully responsible for (i) any brokerage fees and commissions charged for the sale of Common Stock, (ii) any fees for certificates of Common Stock and (iii) any taxes owed by them as a result of participation in the Plan.

12.
Designation of Beneficiary.

        A Participant may file, on forms supplied by and delivered to the Committee, a written designation of a beneficiary who is to receive any Common Stock and cash remaining in such Participant's account under the Plan in the event of the Participant's death. Such designation of beneficiary may be changed by the Participant at any time by written notice. If a Participant is married on the date of his death and no beneficiary had been designated by the Participant prior to his death, the Participant's spouse shall be his beneficiary. If a Participant is not married on the date of his death and no beneficiary had been designated by the Participant prior to his death, the Participant's beneficiary shall be his estate.

13.
Transferability.

        (a)   Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an Option or to receive Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in an way (other than by will, the laws of descent and distribution or as provided in Section 10(b) or 12 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 8 hereof.

        (b)   All rights of a Participant granted under this Plan, including, but not limited to, the grant of an Option, the right to exercise an Option and the ability to authorize payroll deductions shall relate solely to a Participant, except as otherwise provided in Section 8(c) hereof.

14.
Use of Funds.

        All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

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15.
Reports.

        Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to Participants at such times prescribed by the Committee; such statements shall set forth the amount of payroll deductions, the per share exercise price of an Option, the number of shares of Common Stock purchased, the aggregate shares in the Participant's account and the remaining cash balance, if any.

16.
Effect of Certain Changes.

        (a)   In the event of any increase, reduction, or change or exchange of Common Stock for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise, or the distribution of an extraordinary dividend, the Committee shall conclusively determine the appropriate equitable adjustments, if any, to be made under the Plan, including, without limitation, adjustments to the number of shares of Common Stock that have been authorized for issuance under the Plan but have not yet been placed under Option, as well as the per share exercise price of an Option granted under the Plan that has not yet been exercised.

        (b)   In the event of the complete liquidation of the Company or of a reorganization, consolidation or merger in which the Company is not the surviving Corporation, any Option shall continue in full force and effect unless either (i) the Committee modifies such Option so that it is fully exercisable with respect to all of the Common Stock subject thereto prior to the effective date of such transaction or (ii) the surviving corporation issues or assumes a stock option as contemplated under Section 424(a) of the Code.

17.
Amendment or Termination.

        The Company, by action of the Board (or a duly authorized committee thereof) or the Committee, may at any time terminate, amend or freeze the Plan. No such termination shall adversely affect Options previously granted and no amendment may make any change in any Option theretofore granted that adversely affects the rights of any Participant. No amendment shall be effective unless approved by the stockholders of the Company if stockholder approval of such amendment is required to comply with Section 423 of the Code or to comply with any other applicable law, regulation or stock exchange rule. Upon termination of the Plan, the Company shall return or distribute the payroll deductions credited to a Participant's account (that have not been used to purchase Common Stock) and shall distribute or credit shares of Common Stock credited to a Participant's account in accordance with Section 8(b) hereof. Upon the freezing of the Plan, any payroll deductions credited to a Participant's account (that have not been used to purchase Common Stock) shall be used to purchase Common Stock in accordance with Section 6, substituting the term Exercise Date with the effective date of the freezing of the Plan.

18.
Notices.

        All notices or other communications by a Participant to the Company or the Committee under, or in connection with, the Plan shall be deemed to have been duly given when received in the form specified by the Company or Committee at the location, or by the person, designated for the receipt thereof. Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices and the delivery of other information. Any notices or communications by the Company to a Participant shall be deemed given if directed to such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing shall be suspended until the Participant furnishes the proper address.

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19.
Regulations and Other Approvals; Governing Law.

        (a)   This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

        (b)   The obligation of the Company to sell or deliver Common Stock with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

        (c)   To the extent required, the Plan is intended to comply with Rule 16b-3 and the Committee shall interpret and administer the provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with Rule 16b-3 shall be inoperative and shall not affect the validity of the Plan. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act and Rule 16b-3, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

20.
Withholding of Taxes.

        (a)   If the Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Common Stock issued to such Participant pursuant to such Participant's exercise of an Option, and such disposition occurs within the two-year period commencing on the day after the Offering Date or within the one-year period commencing on the day after the Exercise Date, such Participant shall immediately, or as soon as practicable thereafter, notify the Company thereof and thereafter immediately deliver to the Company any amount of federal, state or local income taxes and other amounts which the Company informs the Participant the Company is required to withhold.

        (b)   Notwithstanding anything herein to the contrary, the Employer shall have the right to make such provisions as it deems necessary to satisfy any obligations to withhold federal, state, or local income taxes or other taxes incurred by reason of the issuance of Common Stock pursuant to the Plan. Notwithstanding anything herein to the contrary, the Employer may require a Participant to remit an amount equal to the required withholding amount and may invalidate any election if the Participant does not remit applicable withholding taxes. Without limiting the generality of the foregoing, any withholding obligation with regard to any Participant may be satisfied by: (i) reducing the number of shares of Common Stock otherwise deliverable to the Participant; (ii) subject to the Committee's prior consent, any method approved by the Committee; or (iii) by the Participant's payment of cash to the Company.

21.
No Employment Rights.

        The establishment and operation of this Plan shall not confer any legal rights upon any Participant or other person for a continuation of employment, nor shall it interfere with the rights of an Employer to discharge any Employee and to treat him without regard to the effect which that treatment might have upon him as a Participant or potential Participant under the Plan.

22.
Severability of Provisions.

        If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

23.
Construction.

        The use of a masculine pronoun shall include the feminine, and the singular form shall include the plural form, unless the context clearly indicates otherwise. The headings and captions herein are

9

provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

24.
Legend.

        (a)   The Committee may require each person receiving Common Stock pursuant to the exercise of an Option to represent to and agree with the Company in writing that the Participant is acquiring the Common Stock without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such Common Stock may include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

        (b)   All certificates for Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable to assist in the compliance with any applicable tax withholding laws or under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable federal or state securities law and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

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135 Duryea Road, Melville, New York 11747

This Proxy is solicited on behalf of the Board of Directors

        The undersigned, having duly received the Notice of Annual Meeting of Stockholders and the Proxy Statement, hereby appoints Stanley M. Bergman and Michael S. Ettinger as proxies (together, the "Proxies"), each with the power to act alone and with the power of substitution and revocation, to represent the undersigned and to vote, as designated below, all shares of common stock of Henry Schein, Inc. (the "Company") held of record by the undersigned on April 15, 2004, at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Tuesday, May 25, 2004 at The Mark Hotel, 25 East 77th Street, New York, New York and at any adjournments or postponements thereof. The undersigned hereby revokes any previous proxies with respect to the matters covered by this Proxy. The Board of Directors recommends a vote "FOR" the following proposals.

        THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THIS PROXY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS LISTED IN PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4, AND FOR PROPOSAL 5.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side.)

SEE REVERSE SIDE

YOUR VOTE IS IMPORTANT.

Please take a moment now to submit a proxy for your shares of Henry Schein Inc. common stock for the upcoming Annual Meeting of Stockholders.

YOU CAN SUBMIT A PROXY TODAY IN ONE OF THREE WAYS:

1.
By Telephone—Please call toll-free at 1-866-233-5382 on a touch-tone telephone and follow the simple recorded instructions. Then, if you wish to vote as recommended by the Board of Directors, simply press 1. If you do not wish to vote as the Board recommends, you need only respond to a few simple prompts. Your proxy will be confirmed and voted as you direct. (Telephone proxies are available for residents of the U.S. and Canada only.)

OR

2.
By Internet—Please access https://www.proxyvotenow.com/hsic, and follow the simple instructions on the screen. Please note you must type an "s" after http.

    Control Number

You may vote by Telephone or Internet anytime until 5:00 p.m. Eastern Daylight Time, on May 24, 2004.
Do not return your Proxy Card if you are voting by Telephone or Internet.

OR

3.
By Mail—If you do not have access to a touch-tone telephone or to the Internet, please complete, sign, date and return the proxy card in the envelope provided or mail to: Henry Schein Inc., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5154, New York, NY 10150-5154.

\/ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND RETURN IN ENVELOPE PROVIDED \/

☒	Please mark votes as in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

		FOR ALL nominees listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below
1.	PROPOSAL TO ELECT FOURTEEN DIRECTORS FOR TERMS EXPIRING IN 2005.	☐	☐

(01) Stanley M. Bergman, (02) Gerald A. Benjamin, (03) James P. Breslawski, (04) Mark E. Mlotek, (05) Steven Paladino, (06) Barry J. Alperin, (07) Pamela Joseph, (08) Donald J. Kabat, (09) Marvin H. Schein, (10) Irving Shafran, (11) Philip A. Laskawy, (12) Norman S. Matthews, (13) Dr. Louis W. Sullivan and (14) Dr. Margaret A. Hamburg.
TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:

		FOR	AGAINST	ABSTAIN
2.	PROPOSAL TO AMEND AND RESTATE THE COMPANY'S 1994 STOCK OPTION PLAN.	☐	☐	☐
3.	PROPOSAL TO AMEND THE COMPANY'S 1996 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN.	☐	☐	☐
4.	PROPOSAL TO ADOPT THE HENRY SCHEIN, INC. 2004 EMPLOYEE STOCK PURCHASE PLAN.	☐	☐	☐
5.	PROPOSAL TO RATIFY THE SELECTION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 25, 2004.	☐	☐	☐
6.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.	☐	☐	☐
Signature:
Signature:
Date:

Please sign above exactly as your name appears on this Proxy. Where shares are held by joint tenants, both should sign. If signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If signing as a corporation, an authorized person should sign in full corporate name. If signing as a partnership, an authorized person should sign in full partnership name.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2004
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 AMENDMENT AND RESTATEMENT OF 1994 STOCK OPTION PLAN
PROPOSAL 3 AMENDMENT OF 1996 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN
PROPOSAL 4 APPROVAL OF THE HENRY SCHEIN, INC. 2004 EMPLOYEE STOCK PURCHASE PLAN
COMPENSATION OF EXECUTIVE OFFICERS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCK PERFORMANCE GRAPH
PROPOSAL 5 RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
VOTING OF PROXIES AND OTHER MATTERS
ANNUAL REPORT ON FORM 10-K
STOCKHOLDER PROPOSALS
Audit Committee Charter
HENRY SCHEIN, INC. & SUBSIDIARIES AUDIT COMMITTEE CHARTER
1994 Option Plan
Table of Contents
EXHIBIT A PERFORMANCE GOALS
1996 Director Plan
HENRY SCHEIN, INC. 1996 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN
AMENDMENT TO THE HENRY SCHEIN, INC. 1996 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN
Henry Schein, Inc. 2004 Employee Stock Purchase Plan
HENRY SCHEIN, INC. 2004 EMPLOYEE STOCK PURCHASE PLAN
HENRY SCHEIN, INC. 2004 EMPLOYEE STOCK PURCHASE PLAN